                                                   Filed Pursuant to Rule 433
                                                   Registration No.: 333-121559

                        [Banc of America Securities LOGO]

                                   ----------

        THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE
ASSET POOLS BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE
POSSIBILITY THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR
ELIMINATED AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS)
AND ARE OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN
YOU ARE CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL
COME INTO BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN
PRICED AND WE HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY
"INDICATIONS OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY
US, WILL NOT CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

        BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND
IF ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING
DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR CONTRACT
WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR LIABILITY
BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION OCCURS, WE
WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE MATERIAL CHANGE
AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE YOUR INTEREST IN
PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE TO DO SO WITHIN
SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR RECEIPT OF THE
REVISED OFFERING MATERIALS.

MBS NEW ISSUE TERM SHEET

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C
$415,787,000 (APPROXIMATE)

CLASSES 1-A-1, 1-A-2, 2-A-1, 2-A-2, 3-A-1, 3-A-2, 4-A-1, 4-A-2, B-1, B-2 AND B-3
(OFFERED CERTIFICATES)

BANC OF AMERICA FUNDING CORPORATION
DEPOSITOR

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR

WELLS FARGO BANK, N.A.
TRUSTEE

BANK OF AMERICA, NATIONAL ASSOCIATION
SERVICER

MARCH 13, 2006

                                   ----------

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C   $415,787,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                   DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. We will not accept any offer by you to purchase the securities, and you will not have any contractual commitment to purchase any of the securities until after you have received the preliminary prospectus. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

     THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND
     CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL
     TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE
     UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE
     TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE
     BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT
APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR
OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION
BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

                                                                               2

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C   $415,787,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

o PRELIMINARY SUMMARY OF CERTIFICATES (To Roll)                           PG. 4

o PRELIMINARY SUMMARY OF CERTIFICATES (To Maturity)                       PG. 5

o PRELIMINARY SUMMARY OF TERMS                                            PG. 6

o PRELIMINARY CREDIT SUPPORT                                              PG. 18

o PRELIMINARY PRIORITY OF DISTRIBUTIONS                                   PG. 18

                                                                               3

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C   $415,787,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                       PRELIMINARY SUMMARY OF CERTIFICATES

                                   TO ROLL (1)

                                                                              Expected
                                                         Est.   Est. Prin.    Maturity            Expected
            Approx.                                      WAL      Window      to Roll    Delay     Ratings
Class      Size (2)        Interest - Principal Type    (yrs)     (mos)      @ 25% CPB    Days   (S&P/Fitch)
------------------------------------------------------------------------------------------------------------

OFFERED CERTIFICATES
1-A-1    32,670,000.00   Variable - Pass-Through (3)     1.92       1-36         36        19      AAA/AAA
1-A-2     1,518,000.00   Variable - Pass-Through (3)     1.92       1-36         36        19      AAA/AAA
2-A-1   159,073,000.00   Variable - Pass-Through (4)     2.54       1-60         60        19      AAA/AAA
2-A-2     7,388,000.00   Variable - Pass-Through (4)     2.54       1-60         60        19      AAA/AAA
3-A-1    25,179,000.00   Variable - Pass-Through (5)     2.88       1-84         84        19      AAA/AAA
3-A-2     1,170,000.00   Variable - Pass-Through (5)     2.88       1-84         84        19      AAA/AAA
4-A-1   166,204,000.00   Variable - Pass-Through (6)     3.17      1-120        120        19      AAA/AAA
4-A-2     7,720,000.00   Variable - Pass-Through (6)     3.17      1-120        120        19      AAA/AAA
B-1      10,259,000.00   Subordinate - Sequential (7)    4.85      1-120        120        19       NR/AA
B-2       2,722,000.00   Subordinate - Sequential (7)    4.85      1-120        120        19        NR/A
B-3       1,884,000.00   Subordinate - Sequential (7)    4.85      1-120        120        19       NR/BBB
NOT OFFERED HEREUNDER
B-4       1,047,000.00
B-5         837,000.00                             INFORMATION NOT PROVIDED HEREIN
B-6       1,047,708.50
1-A-R           100.00

(1)  Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the
     Distribution Date occurring in the month of March 2009, March 2011, March
     2013 and March 2016, respectively.

(2)  Class sizes are subject to change.

(3)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7)  Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan
     Group) of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               4

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C   $415,787,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                       PRELIMINARY SUMMARY OF CERTIFICATES

                                   TO MATURITY

                                                                    Est. Prin.    Expected                    Expected
            Approx.                                        Est.       Window        Final                     Ratings
Class      Size (1)        Interest - Principal Type    WAL (yrs)    (mos) (2)  Maturity (2)   Delay Days   (S&P/Fitch)
-----------------------------------------------------------------------------------------------------------------------

OFFERED CERTIFICATES
1-A-1    32,670,000.00   Variable - Pass-Through (3)       3.28        1-360         360           19         AAA/AAA
1-A-2     1,518,000.00   Variable - Pass-Through (3)       3.28        1-360         360           19         AAA/AAA
2-A-1   159,073,000.00   Variable - Pass-Through (4)       3.28        1-360         360           19         AAA/AAA
2-A-2     7,388,000.00   Variable - Pass-Through (4)       3.28        1-360         360           19         AAA/AAA
3-A-1    25,179,000.00   Variable - Pass-Through (5)       3.27        1-360         360           19         AAA/AAA
3-A-2     1,170,000.00   Variable - Pass-Through (5)       3.27        1-360         360           19         AAA/AAA
4-A-1   166,204,000.00   Variable - Pass-Through (6)       3.34        1-360         360           19         AAA/AAA
4-A-2     7,720,000.00   Variable - Pass-Through (6)       3.34        1-360         360           19         AAA/AAA
B-1      10,259,000.00   Subordinate - Sequential (7)      6.04        1-360         360           19          NR/AA
B-2       2,722,000.00   Subordinate - Sequential (7)      6.04        1-360         360           19           NR/A
B-3       1,884,000.00   Subordinate - Sequential (7)      6.04        1-360         360           19          NR/BBB

(1)  Class sizes are subject to change.

(2)  Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7)  Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan
     Group) of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               5

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C   $415,787,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Transaction:                     Banc of America Funding Corporation, Mortgage
                                 Pass-Through Certificates, Series 2006-C

Issuing Entity:                  Banc of America Funding 2006-C Trust

Lead Manager (Book Runner):      Banc of America Securities LLC

Servicer and Originator:         Bank of America, National Association

Sponsor:                         Bank of America, National Association

Depositor:                       Banc of America Funding Corporation

Trustee and Custodian:           Wells Fargo Bank, N.A.

Rating Agencies:                 Standard & Poor's, a division of The
                                 McGraw-Hill Companies, Inc. and Fitch Ratings

Transaction Size:                $415,787,000 (+/- 5%)

Securities Offered:              $32,670,000 Class 1-A-1 Certificates
                                 $1,518,000 Class 1-A-2 Certificates
                                 $159,073,000 Class 2-A-1 Certificates
                                 $7,388,000 Class 2-A-2 Certificates
                                 $25,179,000 Class 3-A-1 Certificates
                                 $1,170,000 Class 3-A-2 Certificates
                                 $166,204,000 Class 4-A-1 Certificates
                                 $7,720,000 Class 4-A-2 Certificates
                                 $10,259,000 Class B-1 Certificates
                                 $2,722,000 Class B-2 Certificates
                                 $1,884,000 Class B-3 Certificates

The Mortgage Pool:               The "Mortgage Pool" will consist of adjustable
                                 rate, conventional, fully amortizing mortgage
                                 loans (the "Mortgage Loans") secured by first
                                 liens on one- to four-family properties. All of
                                 the Mortgage Loans were originated or acquired
                                 by Bank of America, National Association, which
                                 is an affiliate of the Depositor and Banc of
                                 America Securities LLC.

Group 1 Mortgage Loans:          6 month and 3/1 Hybrid ARM Residential Mortgage
                                 Loans: fully amortizing, one-to-four family,
                                 first lien mortgage loans. The Group 1 Mortgage
                                 Loans have a fixed interest rate for
                                 approximately 6 months or 3 years and
                                 thereafter the Mortgage Loans have a variable
                                 interest rate. Approximately 80.31% of the
                                 Group 1 Mortgage Loans require only payments of
                                 interest until the 37th payment.

                                                                               6

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C   $415,787,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Group 2 Mortgage Loans:          5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 2 Mortgage Loans
                                 have a fixed interest rate for approximately 5
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 61.33% of
                                 the Group 2 Mortgage Loans require only
                                 payments of interest until the 61st payment.

Group 3 Mortgage Loans:          7/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 3 Mortgage Loans
                                 have a fixed interest rate for approximately 7
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 52.38% of
                                 the Group 3 Mortgage Loans require only
                                 payments of interest until the 85th payment.

Group 4 Mortgage Loans           10/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 4 Mortgage Loans
                                 have a fixed interest rate for approximately 10
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 95.18% of
                                 the Group 4 Mortgage Loans require only
                                 payments of interest until the 121st payment.

Expected Pricing Date:           Week of March 13, 2006

Expected Closing Date:           On or about March 31, 2006

Distribution Date:               20th of each month, or the next succeeding
                                 business day (First Distribution Date: April
                                 20, 2006)

Cut-off Date:                    March 1, 2006

Class A Certificates:            Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 3-A-1,
                                 3-A-2, 4-A-1 and 4-A-2 Certificates (the "Class
                                 A Certificates"). The Class 1-A-R Certificate
                                 is not offered hereunder.

                                                                               7

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C   $415,787,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates"). The
                                 Class B-4, B-5 and B-6 are not offered
                                 hereunder.

Group 1-A Certificates:          Class 1-A-1, 1-A-2 and 1-A-R Certificates.

Group 2-A Certificates:          Class 2-A-1 and 2-A-2 Certificates.

Group 3-A Certificates:          Class 3-A-1 and 3-A-2 Certificates.

Group 4-A Certificates:          Class 4-A-1 and 4-A-2 Certificates.

Class A Certificates:            Group 1-A Certificates, Group 2-A Certificates,
                                 Group 3-A Certificates and Group 4-A
                                 Certificates

Super Senior Certificates:       Class 1-A-1, 2-A-1, 3-A-1 and 4-A-1
                                 Certificates

Super Senior Support             Class 1-A-2, 2-A-2, 3-A-2 and 4-A-2
Certificates                     Certificates:

Day Count:                       30/360

Final Scheduled Distribution     April 20, 2036
Date:

Prepayment Speed:                25% CPB. CPB represents an assumed annual rate
                                 of principal prepayment each month relative to
                                 the then outstanding principal balance of a
                                 pool of mortgage loans. In addition, CPB
                                 assumes the outstanding principal of each
                                 mortgage loans will be prepaid in full at the
                                 end of its respective fixed-rate period. A
                                 prepayment assumption of 0% CPB assumes
                                 constant prepayment rates of 0% per annum until
                                 the initial rate adjustment date, a prepayment
                                 assumption of 15% CPB assumes constant
                                 prepayment rates of 15% per annum until the
                                 initial rate adjustment date, a prepayment rate
                                 of 25% CPB assumes constant prepayment rates of
                                 25% per annum until the initial rate adjustment
                                 date and so forth.

                                                                               8

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C   $415,787,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------

Clearing:                        DTC, Clearstream and Euroclear

                                   Original
                                 Certificate     Minimum       Incremental
Denominations:                      Form      Denominations   Denominations
----------------------------     -----------  -------------   -------------
Class A Offered Certificates      Book Entry      $ 1,000            $1
Class B Offered Certificates      Book Entry      $25,000            $1

Determination Date:              For any Distribution Date, the 16th day of the
                                 month in which the Distribution Date occurs or,
                                 if that day is not a business day, the
                                 immediately preceding business day.

Record Date:                     For any Distribution Date, the close of
                                 business on the last business day of the month
                                 preceding the month of that Distribution Date.

SMMEA Eligibility:               The Class A Certificates and the Class B-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of
                                 SMMEA.

Tax Structure:                   For federal income tax purposes, one or more
                                 elections will be made to treat the Trust as
                                 one or more "real estate mortgage investment
                                 conduits" (each, a "REMIC").

Optional Termination Date:       At its option, the Servicer may, subject to
                                 certain conditions, purchase all remaining
                                 Mortgage Loans in the Trust and effect early
                                 retirement of the Certificates on any
                                 Distribution Date on or after which the
                                 aggregate Stated Principal Balance of the
                                 Mortgage Loans declines to 10% or less of the
                                 aggregate unpaid principal balance of the
                                 Mortgage Loans as of the Cut-off Date (the
                                 "Cut-off Date Pool Principal Balance").

The Pooling Agreement:           The Certificates will be issued pursuant to a
                                 Pooling and Servicing Agreement (the "Pooling
                                 Agreement") to be dated the Closing Date, among
                                 the Depositor, the Servicer and the Trustee.

ERISA Eligibility:               A fiduciary or other person acting on behalf of
                                 any employee benefit plan or arrangement,
                                 including an individual retirement account,
                                 subject to the Employee Retirement Income
                                 Security Act of 1974, as amended ("ERISA"), the
                                 Code or any federal, state or local law
                                 ("Similar Law") which is similar to ERISA or
                                 the Code (collectively, a "Plan") should
                                 carefully review with its legal advisors
                                 whether the purchase or holding of an Offered
                                 Certificate could give rise to a transaction
                                 prohibited or not otherwise permissible under
                                 ERISA, the Code or Similar Law.

                                                                               9

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C   $415,787,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------

ERISA Eligibility(continued):    The U.S. Department of Labor has extended to
                                 Banc of America Securities LLC an
                                 administrative exemption (the "Exemption") from
                                 certain of the prohibited transaction rules of
                                 ERISA and the related excise tax provisions of
                                 Section 4975 of the Code with respect to the
                                 initial purchase, the holding and the
                                 subsequent resale by certain Plans of
                                 certificates in pass-through trusts that
                                 consist of certain receivables, loans and other
                                 obligations that meet the conditions and
                                 requirements of the Exemption.

                                 The Exemption may cover the acquisition and
                                 holding of the Offered Certificates by the
                                 Plans to which it applies provided that all
                                 conditions of the Exemption other than those
                                 within the control of the investors are met. In
                                 addition, as of the date hereof, there is no
                                 single mortgagor that is the obligor on 5% of
                                 the initial balance of the Mortgage Pool.

                                 Prospective Plan investors should consult with
                                 their legal advisors concerning the impact of
                                 ERISA, the Code and Similar Law, the
                                 applicability of the Exemption, and the
                                 potential consequences in their specific
                                 circumstances, prior to making an investment in
                                 the Offered Certificates. Moreover, each Plan
                                 fiduciary should determine whether under the
                                 governing plan instruments and the applicable
                                 fiduciary standards of investment prudence and
                                 diversification, an investment in the Offered
                                 Certificates is appropriate for the Plan,
                                 taking into account the overall investment
                                 policy of the Plan and the composition of the
                                 Plan's investment portfolio.

                                                                              10

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C   $415,787,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------

Principal Distribution:          Principal will be allocated to the certificates
                                 according to the Preliminary Priority of
                                 Distributions. The Senior Principal
                                 Distribution Amount for Group 1 will generally
                                 be allocated first to the Class 1-A-R
                                 Certificate and then to the Class 1-A-1 and
                                 Class 1-A-2 Certificates, pro rata, until their
                                 class balances have been reduced to zero. The
                                 Senior Principal Distribution Amount for Group
                                 2 will generally be allocated to the Class
                                 2-A-1 and Class 2-A-2 Certificates, pro rata,
                                 until their class balances have been reduced to
                                 zero. The Senior Principal Distribution Amount
                                 for Group 3 will generally be allocated to the
                                 Class 3-A-1 and Class 3-A-2 Certificates, pro
                                 rata, until their class balances have been
                                 reduced to zero. The Senior Principal
                                 Distribution Amount for Group 4 will generally
                                 be allocated to the Class 4-A-1 and Class 4-A-2
                                 Certificates, pro rata, until their class
                                 balances have been reduced to zero. The
                                 Subordinate Principal Distribution Amount will
                                 generally be allocated to the Subordinate
                                 Certificates on a pro rata basis but will be
                                 distributed sequentially in accordance with
                                 their numerical class designations. After the
                                 class balances of the Class A Certificates of a
                                 Group have been reduced to zero, certain
                                 amounts otherwise payable to the Subordinate
                                 Certificates may be paid to the Class A
                                 Certificates of one or more of the other
                                 Groups. (Please see the "Preliminary Priority
                                 of Distributions" section below.)

                                                                              11

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C   $415,787,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------

Shifting Interest in             Additional credit enhancement is provided by
Prepayments:                     the allocation, subject to certain exceptions,
                                 of all principal prepayments and certain
                                 liquidation proceeds on the mortgage loans in a
                                 loan group to reduce the principal amount of
                                 the Class A Certificates of the related group
                                 during the first seven years after the closing
                                 date. In addition, a reduced, but still
                                 disproportionately large, allocation of these
                                 principal collections to reduce the principal
                                 amount of those Class A Certificates will occur
                                 during the eighth through eleventh years
                                 following the closing date. The
                                 disproportionate allocation of prepayments and
                                 certain liquidation proceeds on the mortgage
                                 loans in a loan group will accelerate the
                                 amortization of the related Class A
                                 Certificates relative to the amortization of
                                 the subordinate certificates. As a result, it
                                 is more likely that the credit support
                                 percentage for the Class A Certificates of a
                                 group will be maintained and may be increased
                                 during the first eleven years. (Please see the
                                 "Senior Prepayment Percentage" section below.)

Interest Accrual:                Interest will accrue on the Offered
                                 Certificates during each one-month period
                                 ending on the last day of the month preceding
                                 the month in which each Distribution Date
                                 occurs. The initial interest accrual period
                                 will be deemed to have commenced on March 1,
                                 2006. Interest that accrues on such class of
                                 Certificates during an interest accrual period
                                 will be calculated on the assumption that
                                 distributions that reduce the class balances
                                 thereof on the Distribution Date in that
                                 interest accrual period are made on the first
                                 day of the interest accrual period. Interest
                                 will be calculated on the basis of a 360-day
                                 year consisting of twelve 30-day months.

                                      The amount of interest that will accrue on
                                 your Certificates during each interest accrual
                                 period is equal to:

                                      (a) one-twelfth of the pass-through rate
                                 for your class multiplied by the principal
                                 balance of your Certificate on the Distribution
                                 Date, minus

                                      (b) the amount allocated to your class of
                                 certain interest shortfalls arising from the
                                 timing of prepayments on the Mortgage Loans,
                                 interest limitations applicable to certain
                                 military or similar personnel and interest
                                 losses allocated to your class. (See Disclosure
                                 Supplement for a more detailed description.)

                                                                              12

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C   $415,787,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------

Administrative Fees:             The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments
                                 received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing
                                 compensation payable to the Servicer in respect
                                 of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Trustee (the
                                 "Trustee Fee Rate") . The Administrative Fees
                                 will accrue on the Stated Principal Balance of
                                 each Mortgage Loan at a rate (the
                                 "Administrative Fee Rate") equal to the sum of
                                 the Servicing Fee Rate for such Mortgage Loan
                                 and the Trustee Fee Rate. The "Trustee Fee
                                 Rate" will be 0.0050% per annum. The Servicing
                                 Fee Rate for loans in Loan Group 1 will be
                                 0.3750% per annum. The Servicing Fee Rate for
                                 loans in Loan Group 2, Loan Group 3 and Loan
                                 Group 4 will be 0.2500% per annum.

Compensating Interest:           The aggregate Servicing Fee payable to the
                                 Servicer for any month will be reduced by an
                                 amount equal to the lesser of (i) the
                                 prepayment interest shortfall for such
                                 Distribution Date and (ii) one-twelfth of
                                 0.2500% of the balance of the related Mortgage
                                 Loans. Such amounts will be used to cover full
                                 or partial prepayment interest shortfalls, if
                                 any, on the related Mortgage Loans.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date,
                                 the excess of its mortgage interest rate over
                                 the Administrative Fee Rate.

                                                                              13

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C   $415,787,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------

Pool Distribution Amount:        The Pool Distribution Amount for each Loan
                                 Group with respect to any Distribution Date
                                 will be equal to the sum of (i) all scheduled
                                 installments of interest (net of the related
                                 Administrative Fees) and principal due on the
                                 Mortgage Loans in such Loan Group on the due
                                 date in the month in which such Distribution
                                 Date occurs and received prior to the related
                                 Determination Date, together with any advances
                                 in respect thereof or any compensating interest
                                 allocable to the Mortgage Loans in such Loan
                                 Group; (ii) all proceeds of any primary
                                 mortgage guaranty insurance policies and any
                                 other insurance policies with respect to the
                                 Mortgage Loans in such Loan Group, to the
                                 extent such proceeds are not applied to the
                                 restoration of the related mortgaged property
                                 or released to the mortgagor in accordance with
                                 the related Servicer's normal servicing
                                 procedures, and all other cash amounts received
                                 and retained in connection with the liquidation
                                 of defaulted Mortgage Loans in such Loan Group,
                                 by foreclosure or otherwise, during the
                                 calendar month preceding the month of such
                                 Distribution Date (in each case, net of
                                 unreimbursed expenses incurred in connection
                                 with a liquidation or foreclosure and
                                 unreimbursed advances, if any); (iii) all
                                 partial or full prepayments received on the
                                 Mortgage Loans in such Loan Group during the
                                 calendar month preceding the month of such
                                 Distribution Date; (iv) any substitution
                                 adjustment payments or purchase prices in
                                 connection with any defective Mortgage Loan in
                                 such Loan Group received with respect to such
                                 Distribution Date or amounts received in
                                 connection with the optional termination of the
                                 Trust as of such Distribution Date, reduced by
                                 amounts in reimbursement for advances
                                 previously made and other amounts as to which
                                 the Servicer is entitled to be reimbursed
                                 pursuant to the Pooling and Servicing
                                 Agreement. The Pool Distribution Amounts will
                                 not include any profit received by the Servicer
                                 on the foreclosure of a Mortgage Loan. Such
                                 amounts, if any, will be retained by the
                                 Servicer as additional servicing compensation;
                                 and (v) any amounts required to be paid by an
                                 originator or the sponsor to the issuing entity
                                 during the prior calendar month with respect to
                                 the Mortgage Loans in such Loan Group as a
                                 result of a breach of certain representations
                                 and warranties regarding compliance with
                                 predatory or abusive lending laws (the
                                 "Reimbursement Amount"), net of any portion
                                 thereof used to reimburse any class of
                                 Certificates that previously bore a loss as a
                                 result of such breach.

Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal (i) the aggregate
                                 class balance of the Class A Certificates of
                                 the related Group immediately prior to such
                                 date, divided by (ii) the aggregate principal
                                 balance of such Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group for
                                 any Distribution Date will equal 100% minus the
                                 Senior Percentage for such Loan Group for such
                                 date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
Percentage:                      Loan Group for any Distribution Date will equal
                                 100% minus the Senior Prepayment Percentage for
                                 such Loan Group for such date.

                                                                              14

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C   $415,787,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------

Senior Prepayment Percentage:    For the following Distribution Dates, will be
                                 as follows:

                                 Distribution Date               Senior Prepayment Percentage
                                 -----------------               ----------------------------

                                 April 2006 through March 2013   100%;
                                 April 2013 through March 2014   the applicable Senior Percentage plus, 70% of
                                                                 the applicable Subordinate Percentage;
                                 April 2014 through March 2015   the applicable Senior Percentage plus, 60% of
                                                                 the applicable Subordinate Percentage;
                                 April 2015 through March 2016   the applicable Senior Percentage plus, 40% of
                                                                 the applicable Subordinate Percentage;
                                 April 2016 through March 2017   the applicable Senior Percentage plus, 20% of
                                                                 the applicable Subordinate Percentage;
                                 April 2017 and thereafter       the applicable Senior Percentage;

                                 provided, however,

                                 (i)   if on any Distribution Date the sum of
                                       the class balances of the Class A
                                       Certificates divided by the aggregate
                                       principal balance of the mortgage pool
                                       (the "Total Senior Percentage") exceeds
                                       such percentage calculated as of the
                                       Closing Date, then the Senior Prepayment
                                       Percentage for each Loan Group for such
                                       Distribution Date will equal 100%,

                                 (ii)  if on any Distribution Date prior to the
                                       April 2009 Distribution Date, prior to
                                       giving effect to any distributions, the
                                       percentage equal to the aggregate class
                                       balance of the Subordinate Certificates
                                       divided by the aggregate principal
                                       balance of the mortgage pool (the "Total
                                       Subordinate Percentage") is greater than
                                       or equal to twice such percentage
                                       calculated as of the Closing Date, then
                                       the Senior Prepayment Percentage for each
                                       Loan Group for that Distribution Date
                                       will equal the applicable Senior
                                       Percentage for each Loan Group plus 50%
                                       of the Subordinate Percentage for such
                                       Loan Group, and

                                 (iii) if on any Distribution Date on or after
                                       the April 2009 Distribution Date, prior
                                       to giving effect to any distributions,
                                       the Total Subordinate Percentage is
                                       greater than or equal to twice such
                                       percentage calculated as of the Closing
                                       Date, then the Senior Prepayment
                                       Percentage for each Loan Group for that
                                       Distribution Date will equal the Senior
                                       Percentage for such Loan Group.

                                 No decrease will occur if certain delinquency
                                 and loss tests are not met. For a more complete
                                 description, please see the Disclosure
                                 Supplement.

                                                                              15

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C   $415,787,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------

Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group will equal the sum of (a)
                                 all monthly payments of principal due on each
                                 Mortgage Loan in such Loan Group on the related
                                 due date, (b) the principal portion of the
                                 purchase price (net of unreimbursed advances
                                 and other amounts as to which the Servicer is
                                 entitled to be reimbursed pursuant to the
                                 applicable servicing agreement) of each
                                 Mortgage Loan in such Loan Group that was
                                 repurchased and received during the calendar
                                 month preceding the month of that Distribution
                                 Date, (c) any substitution adjustment payments
                                 (net of unreimbursed advances and other amounts
                                 as to which the Servicer is entitled to be
                                 reimbursed pursuant to the applicable servicing
                                 agreement) in connection with any defective
                                 Mortgage Loan in such Loan Group received
                                 during the calendar month preceding the month
                                 of that Distribution Date, (d) any liquidation
                                 proceeds (net of unreimbursed expenses and
                                 unreimbursed advances, if any) allocable to
                                 recoveries of principal of any Mortgage Loans
                                 in such Loan Group that are not yet liquidated
                                 Mortgage Loans received during the calendar
                                 month preceding the month of such Distribution
                                 Date, (e) with respect to each Mortgage Loan in
                                 such Loan Group that became a liquidated
                                 Mortgage Loan during the calendar month
                                 preceding the month of such Distribution Date,
                                 the amount of liquidation proceeds (other than
                                 any foreclosure profits net of unreimbursed
                                 expenses and unreimbursed advances, if any)
                                 allocable to principal received with respect to
                                 such Mortgage Loan during the calendar month
                                 preceding the month of such Distribution Date
                                 and (f) all full and partial principal
                                 prepayments on any Mortgage Loans in such Loan
                                 Group received during the calendar month
                                 preceding the month of such Distribution Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage for such
                                 Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described
                                 in clauses (e) and (f) of the definition of
                                 "Principal Amount" for such Loan Group and such
                                 Distribution Date.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage
                                 for such Loan Group of the amounts described in
                                 clauses (a) through (d) of the definition of
                                 "Principal Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of
                                 the amounts described in clauses (e) and (f) of
                                 the definition of "Principal Amount" for such
                                 Loan Group and such Distribution Date. See the
                                 Disclosure Supplement for the allocation of the
                                 Subordinate Principal Amount Among Subordinate
                                 Certificates.

                                                                              16

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C   $415,787,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------

Fractional Interest:             With respect to any Distribution Date and each
                                 class of Class B Certificates, in connection
                                 with the allocation of the Subordinate
                                 Principal Distribution Amount among the Class B
                                 Certificates, will equal (i) the aggregate of
                                 the class balances immediately prior to such
                                 Distribution Date of all classes of Class B
                                 Certificates, that have higher numerical class
                                 designations than such class, divided by (ii)
                                 the Pool Principal Balance immediately prior to
                                 such Distribution Date.

                                 The approximate Fractional Interests for the
                                 Subordinate Certificates on the Closing Date
                                 are expected to be as follows:

                                         CLASS B CERTIFICATES
                                 -----------------------------------
                                 Class B-1..................   1.80%
                                 Class B-2..................   1.15%
                                 Class B-3..................   0.70%
                                 Class B-4..................   0.45%
                                 Class B-5..................   0.25%
                                 Class B-6..................   0.00%

                                                                              17

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C   $415,787,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PRELIMINARY CREDIT SUPPORT
--------------------------------------------------------------------------------
The Class B Certificates provide credit support for the Class A Certificates. In addition, under certain circumstances principal otherwise payable to the Class B
Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Class A
Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

                      SUBORDINATION OF CLASS B CERTIFICATES

                             ----------------------
                                     Class A
                             Credit Support (4.25%)
                             ----------------------
                                    Class B-1
                             Credit Support (1.80%)
                             ----------------------
                                    Class B-2
                             Credit Support (1.15%)
                             ----------------------         Order of
          Priority of              Class B-3                  Loss
           Payment           Credit Support (0.70%)        Allocation
                             ----------------------
                                    Class B-4
                             Credit Support (0.45%)
                             ----------------------
                                    Class B-5
                             Credit Support (0.25%)
                             ----------------------
                                    Class B-6
                             Credit Support (0.00%)
                             ----------------------

--------------------------------------------------------------------------------
                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
--------------------------------------------------------------------------------
Distributions to the Class A Certificates on a group and the Class B
Certificates will be made on each Distribution Date from the Pool Distribution
Amount, for each Loan Group, in the following order of priority:

                      PRELIMINARY PRIORITY OF DISTRIBUTIONS

      ---------------------------------------------------------------------
      First, to the related Class A Certificates of each Loan Group to pay
                                    Interest;
      ---------------------------------------------------------------------
                                        |
                                        |
      ---------------------------------------------------------------------
      Second, to the related Class A Certificates of each Loan Group to pay
                                   Principal;
      ---------------------------------------------------------------------
                                        |
                                        |
      ---------------------------------------------------------------------
        Third, sequentially, to each class of Subordinate Certificates to pay Interest and then Principal in the order of numerical class designations, beginning with Class B-1 Certificates; and
      ---------------------------------------------------------------------
                                        |
                                        |
      ---------------------------------------------------------------------
          Fourth, to the Class 1-A-R Certificate, any remaining amounts.
      ---------------------------------------------------------------------

For a copy of the Base Prospectus or a more detailed description of the
Transaction Parties, Risk Factors, or other salient deal features please see the
Disclosure Supplement.

                                                                              18

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                        [Banc of America Securities LOGO]

--------------------------------------------------------------------------------

                 MBS NEW ISSUE TERM SHEET - COLLATERAL APPENDIX

                       BANC OF AMERICA FUNDING CORPORATION
                                    DEPOSITOR

                      BANC OF AMERICA FUNDING 2006-C TRUST
                                 ISSUING ENTITY

                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C
                           $415,787,000 (APPROXIMATE)

                                 MARCH 13, 2006

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 1 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 1 Mortgage Loans consist of One-Year and Six-Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage
Loans have a fixed interest rate for the first 6 months or 3 years after origination and thereafter the Mortgage Loans have a variable interest rate.
Approximately 80.31% of the Group 1 Mortgage Loans require only the payment of interest until the 37th payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The
One-Year and Six-Month LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii)
forty-five days prior to the adjustment date. The One-Year and Six-Month LIBOR
Index is the average of the interbank offered rates for one-year U.S.
dollar-denominated deposits in the London Market ("LIBOR") as published in The
Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 11.125% to 13.250%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each
Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                                              COLLATERAL SUMMARY    RANGE (IF APPLICABLE)
                                                              ------------------   ----------------------

TOTAL OUTSTANDING LOAN BALANCE                                       $35,705,709
TOTAL NUMBER OF LOANS                                                         50
AVERAGE LOAN PRINCIPAL BALANCE                                          $714,114   $430,400 to $2,864,000
WA GROSS COUPON                                                           6.218%         5.125% to 7.250%
WA FICO                                                                      749               642 to 810
WA ORIGINAL TERM                                                      360 months
WA REMAINING TERM                                                     359 months        359 to 360 months
WA OLTV                                                                   73.91%         40.91% to 95.00%
WA DTI                                                                    39.27%         13.80% to 61.00%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                35 months           5 to 36 months
WA GROSS MARGIN                                                           2.256%
WA RATE CEILING                                                          12.218%       11.125% to 13.250%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5       CA          24.46%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE       FLI         14.65%
                                                              L           13.44%
                                                              NJ           9.23%
                                                              HI           5.60%
PERCENTAGE OF "ALTERNATIVE" UNDERWRITING GUIDELINE MORTGAGE               30.47%
LOANS
PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                       3.20%

PERCENTAGE OF BUYDOWN LOANS                                                0.00%

                                                                               2

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 1 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                               AGGREGATE          PERCENT OF
                                              STATISTICAL         AGGREGATE            AVERAGE
                                 NUMBER OF      CUT-OFF          STATISTICAL         STATISTICAL         WEIGHTED         WEIGHTED
                                 MORTGAGE      PRINCIPAL           CUT-OFF             CUT-OFF        AVERAGE CREDIT      AVERAGE
    OCCUPANCY                      LOANS        BALANCE       PRINCIPAL BALANCE   PRINCIPAL BALANCE       SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Primary Residence                    41      $27,655,035.88         77.45%          $  674,513.07          744             73.86%
Second Home                           7        7,133,650.00         19.98            1,019,092.86          773             74.27
Investor Property                     2          917,023.18          2.57              458,511.59          713             72.60
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               50      $35,705,709.06        100.00%          $  714,114.18          749             73.91%
===================================================================================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 1 MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------
                                                                   PERCENT OF
                                                                    AGGREGATE       AVERAGE
                                                                   STATISTICAL    STATISTICAL
                                 NUMBER OF        AGGREGATE          CUT-OFF         CUT-OFF         WEIGHTED       WEIGHTED
                                  MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL       PRINCIPAL    AVERAGE CREDIT      AVERAGE
     PROPERTY TYPE                 LOANS      PRINCIPAL BALANCE      BALANCE         BALANCE          SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------

Single Family Residence              31         $22,284,111.53        62.41%     $  718,842.31         743            73.26%
PUD                                  12           7,077,515.76        19.82         589,792.98         744            76.53
Condominium                           5           4,693,435.18        13.14         938,687.04         774            72.68
Townhouse                             1           1,121,250.00         3.14       1,121,250.00         782            75.00
2-Family                              1             529,396.59         1.48         529,396.59         779            74.86
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               50         $35,705,709.06       100.00%     $  714,114.18         749            73.91%
==============================================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 1 MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------------
                                                AGGREGATE      PERCENT OF
                                                AGGREGATE      AGGREGATE      AVERAGE
                                               STATISTICAL    STATISTICAL   STATISTICAL
                                 NUMBER OF       CUT-OFF        CUT-OFF       CUT-OFF        WEIGHTED        WEIGHTED
                                  MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL    AVERAGE CREDIT     AVERAGE
      PURPOSE                       LOANS        BALANCE        BALANCE       BALANCE          SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------

Purchase                             27      $21,063,708.67      58.99%     $780,137.36          753          76.13%
Refinance-Rate/Term                  15       10,537,129.39      29.51       702,475.29          744          70.49
Refinance-Cashout                     8        4,104,871.00      11.50       513,108.88          741          71.27
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                               50      $35,705,709.06     100.00%     $714,114.18          749          73.91%
=======================================================================================================================

                                                                               3

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                        OF THE GROUP 1 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                                    AGGREGATE       AVERAGE
                                                                   STATISTICAL    STATISTICAL
                                 NUMBER OF        AGGREGATE          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                                  MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
       GEOGRAPHIC AREA             LOANS      PRINCIPAL BALANCE      BALANCE        BALANCE           SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------

Alabama                               1         $ 1,280,000.00         3.58%     $1,280,000.00         775           80.00%
California                           15           8,734,810.14        24.46         582,320.68         755           70.42
Colorado                              1             993,000.00         2.78         993,000.00         766           74.94
Florida                               8           5,231,235.49        14.65         653,904.44         744           79.20
Hawaii                                1           2,000,000.00         5.60       2,000,000.00         775           65.04
Illinois                              7           4,800,560.73        13.44         685,794.39         745           69.88
Maryland                              1             664,000.00         1.86         664,000.00         738           80.00
Massachusetts                         1             529,396.59         1.48         529,396.59         779           74.86
Minnesota                             1             528,000.00         1.48         528,000.00         721           80.00
New Jersey                            2           3,294,400.00         9.23       1,647,200.00         684           80.00
New Mexico                            1             900,000.00         2.52         900,000.00         786           80.00
New York                              1             979,200.00         2.74         979,200.00         810           80.00
North Carolina                        3           1,730,000.00         4.85         576,666.67         770           69.47
Oklahoma                              1             824,379.00         2.31         824,379.00         737           67.30
South Carolina                        2           1,009,400.00         2.83         504,700.00         756           74.32
Texas                                 1             476,250.00         1.33         476,250.00         773           75.00
Virginia                              2           1,076,577.11         3.02         538,288.56         719           80.00
Washington                            1             654,500.00         1.83         654,500.00         748           70.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               50         $35,705,709.06       100.00%     $  714,114.18         749           73.91%
==============================================================================================================================

(1)  As of the Cut-off Date, no more than approximately 8.02% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                               4

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 1 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                AGGREGATE      AGGREGATE       AVERAGE
                                               STATISTICAL    STATISTICAL    STATISTICAL
                                 NUMBER OF       CUT-OFF        CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
    CURRENT MORTGAGE LOAN         MORTGAGE      PRINCIPAL      PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
    PRINCIPAL BALANCES ($)         LOANS         BALANCE        BALANCE        BALANCE          SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

400,000.01 - 450,000.00               6      $ 2,629,460.14       7.36%     $  438,243.36         731           65.92%
450,000.01 - 500,000.00               6        2,872,000.00       8.04         478,666.67         735           73.99
500,000.01 - 550,000.00               6        3,184,832.28       8.92         530,805.38         731           81.42
550,000.01 - 600,000.00               8        4,667,046.11      13.07         583,380.76         761           72.84
600,000.01 - 650,000.00               7        4,387,428.80      12.29         626,775.54         747           71.24
650,000.01 - 700,000.00               3        1,972,900.00       5.53         657,633.33         753           76.67
700,000.01 - 750,000.00               3        2,221,000.00       6.22         740,333.33         758           69.98
750,000.01 - 800,000.00               1          760,000.00       2.13         760,000.00         797           80.00
800,000.01 - 850,000.00               2        1,673,591.73       4.69         836,795.87         706           72.36
850,000.01 - 900,000.00               1          900,000.00       2.52         900,000.00         786           80.00
950,000.01 - 1,000,000.00             2        1,972,200.00       5.52         986,100.00         788           77.45
1,000,000.01 - 1,500,000.00           3        3,601,250.00      10.09       1,200,416.67         785           74.63
1,500,000.01 - 2,000,000.00           1        2,000,000.00       5.60       2,000,000.00         775           65.04
2,500,000.01 - 3,000,000.00           1        2,864,000.00       8.02       2,864,000.00         682           80.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                               50      $35,705,709.06     100.00%     $  714,114.18         749           73.91%
=========================================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Group 1 Mortgage Loans is expected to be approximately $714,144.

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 1 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                AGGREGATE      AGGREGATE       AVERAGE
                                               STATISTICAL    STATISTICAL    STATISTICAL
                                 NUMBER OF       CUT-OFF        CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
           ORIGINAL               MORTGAGE      PRINCIPAL      PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
   LOAN-TO-VALUE RATIOS (%)        LOANS         BALANCE        BALANCE        BALANCE          SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

40.01 - 45.00                         1      $   450,000.00       1.26%      $450,000.00          805           40.91%
45.01 - 50.00                         1          595,000.00       1.67        595,000.00          805           50.00
55.01 - 60.00                         4        2,479,563.96       6.94        619,890.99          729           57.65
65.01 - 70.00                        10        7,725,373.18      21.64        772,537.32          756           67.63
70.01 - 75.00                        10        6,753,646.59      18.91        675,364.66          766           74.09
75.01 - 80.00                        22       16,559,722.84      46.38        752,714.67          740           79.68
85.01 - 90.00                         1          601,428.80       1.68        601,428.80          735           89.99
90.01 - 95.00                         1          540,973.69       1.52        540,973.69          692           95.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                               50      $35,705,709.06     100.00%      $714,114.18          749           73.91%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately
     73.91%.

                                                                               5

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 1 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                AGGREGATE      AGGREGATE       AVERAGE
                                               STATISTICAL    STATISTICAL    STATISTICAL
                                 NUMBER OF       CUT-OFF        CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
      CURRENT MORTGAGE            MORTGAGE      PRINCIPAL      PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
      INTEREST RATES (%)           LOANS         BALANCE        BALANCE        BALANCE          SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

5.001 - 5.250                         1      $   654,500.00       1.83%     $  654,500.00         748           70.00%
5.251 - 5.500                         1          612,000.00       1.71         612,000.00         780           74.18
5.501 - 5.750                         8        4,284,706.00      12.00         535,588.25         740           70.48
5.751 - 6.000                        12        7,303,920.07      20.46         608,660.01         769           73.68
6.001 - 6.250                         8        5,223,999.08      14.63         652,999.89         748           80.34
6.251 - 6.500                        12       12,434,462.73      34.82       1,036,205.23         739           71.08
6.501 - 6.750                         5        2,839,523.18       7.95         567,904.64         726           77.57
6.751 - 7.000                         2        1,876,348.00       5.26         938,174.00         777           78.89
7.001 - 7.250                         1          476,250.00       1.33         476,250.00         773           75.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                               50      $35,705,709.06     100.00%     $  714,114.18         749           73.91%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 6.218% per annum.

                 GROSS MARGINS OF THE GROUP 1 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                AGGREGATE      AGGREGATE      AVERAGE
                                               STATISTICAL    STATISTICAL   STATISTICAL
                                 NUMBER OF       CUT-OFF        CUT-OFF       CUT-OFF        WEIGHTED        WEIGHTED
                                  MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL    AVERAGE CREDIT      AVERAGE
      GROSS MARGIN (%)             LOANS         BALANCE        BALANCE       BALANCE         SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------

2.250                                49      $35,264,935.88      98.77%     $719,692.57        750            73.96%
2.750                                 1          440,773.18       1.23       440,773.18        649            70.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                               50      $35,705,709.06     100.00%     $714,114.18        749            73.91%
=======================================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Group 1
     Mortgage Loans is expected to be approximately 2.256% per annum.

                                                                               6

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                          $415,787,000 (approximate)
--------------------------------------------------------------------------------

                 RATE CEILINGS OF THE GROUP 1 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                AGGREGATE      AGGREGATE       AVERAGE
                                               STATISTICAL    STATISTICAL    STATISTICAL    WEIGHTED
                                 NUMBER OF       CUT-OFF        CUT-OFF        CUT-OFF      AVERAGE      WEIGHTED
                                  MORTGAGE      PRINCIPAL      PRINCIPAL      PRINCIPAL      CREDIT       AVERAGE
       RATE CEILINGS (%)           LOANS         BALANCE        BALANCE        BALANCE        SCORE    ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------

11.001 - 11.250                       1      $   654,500.00       1.83%     $  654,500.00      748        70.00%
11.251 - 11.500                       1          612,000.00       1.71         612,000.00      780        74.18
11.501 - 11.750                       8        4,284,706.00      12.00         535,588.25      740        70.48
11.751 - 12.000                      12        7,303,920.07      20.46         608,660.01      769        73.68
12.001 - 12.250                       8        5,223,999.08      14.63         652,999.89      748        80.34
12.251 - 12.500                      12       12,434,462.73      34.82       1,036,205.23      739        71.08
12.501 - 12.750                       5        2,839,523.18       7.95         567,904.64      726        77.57
12.751 - 13.000                       2        1,876,348.00       5.26         938,174.00      777        78.89
13.001 - 13.250                       1          476,250.00       1.33         476,250.00      773        75.00
-------------------------------------------------------------------------------------------------------------------
TOTAL:                               50      $35,705,709.06     100.00%     $  714,114.18      749        73.91%
===================================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 12.218% per annum.

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 1 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                AGGREGATE      AGGREGATE      AVERAGE
                                               STATISTICAL    STATISTICAL   STATISTICAL   WEIGHTED
                                 NUMBER OF       CUT-OFF        CUT-OFF       CUT-OFF      AVERAGE     WEIGHTED
          FIRST RATE              MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL     CREDIT       AVERAGE
        ADJUSTMENT DATE            LOANS         BALANCE        BALANCE       BALANCE       SCORE    ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------

August 1, 2006                        1      $   440,773.18       1.23%     $440,773.18      649        70.00%
February 1, 2009                     29       19,065,091.88      53.40       657,416.96      753        73.47
March 1, 2009                        20       16,199,844.00      45.37       809,992.20      747        74.54
-----------------------------------------------------------------------------------------------------------------
TOTAL:                               50      $35,705,709.06     100.00%     $714,114.18      749        73.91%
=================================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

                                                                               7

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                          $415,787,000 (approximate)
--------------------------------------------------------------------------------

                REMAINING TERMS OF THE GROUP 1 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                AGGREGATE      AGGREGATE      AVERAGE
                                               STATISTICAL    STATISTICAL   STATISTICAL   WEIGHTED
                                 NUMBER OF      CUT-OFF         CUT-OFF       CUT-OFF      AVERAGE     WEIGHTED
                                  MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL     CREDIT       AVERAGE
    REMAINING TERM (MONTHS)        LOANS         BALANCE        BALANCE       BALANCE       SCORE    ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------

341 - 360                            50      $35,705,709.06     100.00%     $714,114.18      749        73.91%
-----------------------------------------------------------------------------------------------------------------
TOTAL:                               50      $35,705,709.06     100.00%     $714,114.18      749        73.91%
=================================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 1 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                AGGREGATE      AGGREGATE      AVERAGE
                                               STATISTICAL    STATISTICAL   STATISTICAL   WEIGHTED
                                 NUMBER OF       CUT-OFF        CUT-OFF       CUT-OFF      AVERAGE     WEIGHTED
                                 MORTGAGE       PRINCIPAL      PRINCIPAL     PRINCIPAL     CREDIT       AVERAGE
         CREDIT SCORES             LOANS         BALANCE        BALANCE       BALANCE       SCORE    ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------

801 - 850                             3      $ 2,024,200.00       5.67%     $674,733.33      807        62.49%
751 - 800                            25       18,592,406.70      52.07       743,696.27      778        74.00
701 - 750                            13        7,844,021.76      21.97       603,386.29      728        71.84
651 - 700                             7        6,322,307.42      17.71       903,186.77      684        79.66
601 - 650                             2          922,773.18       2.58       461,386.59      645        75.22
-----------------------------------------------------------------------------------------------------------------
TOTAL:                               50      $35,705,709.06     100.00%     $714,114.18      749        73.91%
=================================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                               8

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

  ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 1 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                     PERCENT OF
                                                 AGGREGATE           AGGREGATE            AVERAGE
   ORIGINAL                      NUMBER OF      STATISTICAL         STATISTICAL         STATISTICAL        WEIGHTED       WEIGHTED
DEBT-TO-INCOME                    MORTGAGE        CUT-OFF             CUT-OFF             CUT-OFF           AVERAGE        AVERAGE
  RATIOS (%)                       LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE   PRINCIPAL BALANCE   CREDIT SCORE   ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                        1         $  521,000.00            1.46%         $  521,000.00           694          79.54%
15.01 - 20.00                        1            450,000.00            1.26             450,000.00           805          40.91
20.01 - 25.00                        5          2,749,023.18            7.70             549,804.64           742          75.20
25.01 - 30.00                        4          3,136,602.69            8.78             784,150.67           752          75.76
30.01 - 35.00                        6          3,378,221.00            9.46             563,036.83           737          70.03
35.01 - 40.00                       12          8,860,621.00           24.82             738,385.08           755          70.47
40.01 - 45.00                       11          7,864,074.73           22.02             714,915.88           761          76.38
45.01 - 50.00                        4          2,443,973.70            6.84             610,993.43           772          71.22
50.01 - 55.00                        2          3,764,000.00           10.54           1,882,000.00           707          80.00
55.01 - 60.00                        2          1,121,428.80            3.14             560,714.40           719          84.80
60.01 - 65.00                        1            979,200.00            2.74             979,200.00           810          80.00
Not Scored                           1         $  437,563.96            1.23%         $  437,563.96           704          56.15%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              50         $35,705,709.06         100.00%         $  714,114.18           749          73.91%
====================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 1 Mortgage Loans is expected to be approximately 39.27%.

           MONTHS SINCE ORIGINATION OF THE GROUP 1 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                     PERCENT OF
                                                 AGGREGATE           AGGREGATE            AVERAGE
                                 NUMBER OF      STATISTICAL         STATISTICAL         STATISTICAL        WEIGHTED       WEIGHTED
MONTHS SINCE                      MORTGAGE        CUT-OFF             CUT-OFF             CUT-OFF           AVERAGE        AVERAGE
ORIGINATION                        LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE   PRINCIPAL BALANCE   CREDIT SCORE   ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

1 - 6                               50         $35,705,709.06         100.00%           $714,114.18           749          73.91%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              50         $35,705,709.06         100.00%           $714,114.18           749          73.91%
====================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Months Since Origination of the Group 1 Mortgage Loans is expected to be approximately 2 months.

                                                                               9

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 61.33% of the Group
2 Mortgage Loans require only the payment of interest until the 61st payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.625% to 12.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                                                   COLLATERAL SUMMARY    RANGE (IF APPLICABLE)
                                                                   ------------------   ----------------------

TOTAL OUTSTANDING LOAN BALANCE                                           $173,850,649
TOTAL NUMBER OF LOANS                                                             283
AVERAGE LOAN PRINCIPAL BALANCE                                               $614,313   $124,479 to $2,260,000
WA GROSS COUPON                                                                5.905%         4.625% to 7.375%
WA FICO                                                                           741               627 to 814
WA ORIGINAL TERM                                                           360 months
WA REMAINING TERM                                                          359 months        352 to 360 months
WA OLTV                                                                        72.79%         13.55% to 90.00%
WA DTI                                                                         35.94%          2.98% to 64.30%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                     59 months          52 to 60 months
WA GROSS MARGIN                                                                2.250%
WA RATE CEILING                                                               10.910%        9.625% to 12.500%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5            CA          49.38%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE            FL          11.92%
                                                                   VA           5.94%
                                                                   MA           3.79%
                                                                   NJ           3.38%
PERCENTAGE OF "ALTERNATIVE" UNDERWRITING GUIDELINE MORTGAGE                    25.28%
LOANS
PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                            2.61%

PERCENTAGE OF BUYDOWN LOANS                                                     0.00%

                                                                              10

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                AGGREGATE          PERCENT OF
                                               STATISTICAL         AGGREGATE            AVERAGE        WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF          STATISTICAL         STATISTICAL       AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL           CUT-OFF             CUT-OFF         CREDIT    ORIGINAL
           OCCUPANCY               LOANS         BALANCE       PRINCIPAL BALANCE   PRINCIPAL BALANCE     SCORE       LTV
--------------------------------------------------------------------------------------------------------------------------

Primary Residence                   249      $151,195,872.44         86.97%           $607,212.34         741      72.88%
Second Home                          23        15,140,792.32          8.71             658,295.32         755      74.64
Investor Property                    11         7,513,983.89          4.32             683,089.44         714      67.30
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                              283      $173,850,648.65        100.00%           $614,313.25         741      72.79%
=========================================================================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 2 MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                                    AGGREGATE       AVERAGE
                                                                   STATISTICAL    STATISTICAL
                                 NUMBER OF        AGGREGATE           CUT-OFF       CUT-OFF         WEIGHTED        WEIGHTED
                                  MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
         PROPERTY TYPE             LOANS      PRINCIPAL BALANCE      BALANCE        BALANCE           SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------

Single Family Residence             164        $102,502,842.44        58.96%     $  625,017.33         742           70.48%
PUD                                  69          41,068,912.30        23.62         595,201.63         735           75.60
Condominium                          36          20,602,476.09        11.85         572,291.00         756           76.56
Townhouse                             6           3,182,230.91         1.83         530,371.82         728           76.23
2-Family                              4           2,704,426.48         1.56         676,106.62         725           74.83
3-Family                              2           2,194,153.07         1.26       1,097,076.54         717           80.00
4-Family                              2           1,595,607.36         0.92         797,803.68         709           80.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              283        $173,850,648.65       100.00%     $  614,313.25         741           72.79%
==============================================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 2 MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL
                                 NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF        WEIGHTED        WEIGHTED
                                  MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL    AVERAGE CREDIT     AVERAGE
            PURPOSE                LOANS         BALANCE         BALANCE       BALANCE          SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

Purchase                            191      $116,153,306.06      66.81%     $608,132.49         745           76.63%
Refinance-Cashout                    50        30,021,770.71      17.27       600,435.41         737           65.36
Refinance-Rate/Term                  42        27,675,571.88      15.92       658,942.19         727           64.74
------------------------------------------------------------------------------------------------------------------------
TOTAL:                              283      $173,850,648.65     100.00%     $614,313.25         741           72.79%
========================================================================================================================

                                                                              11

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                        OF THE GROUP 2 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                                 PERCENT OF
                                                                 AGGREGATE
                                  NUMBER        AGGREGATE       STATISTICAL        AVERAGE        WEIGHTED
                                    OF         STATISTICAL        CUT-OFF        STATISTICAL       AVERAGE     WEIGHTED
                                 MORTGAGE   CUT-OFF PRINCIPAL    PRINCIPAL    CUT-OFF PRINCIPAL    CREDIT       AVERAGE
  GEOGRAPHIC AREA                 LOANS          BALANCE          BALANCE          BALANCE          SCORE    ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Arizona                               6      $  4,154,101.09        2.39%        $692,350.18         732        75.04%
Arkansas                              1           502,240.00        0.29          502,240.00         778        80.00
California                          138        85,841,611.79       49.38          622,040.67         738        72.28
Connecticut                           4         2,865,000.00        1.65          716,250.00         771        72.11
District of Columbia                  2         1,360,000.00        0.78          680,000.00         793        74.96
Florida                              31        20,717,406.85       11.92          668,303.45         757        71.02
Georgia                              10         5,120,486.63        2.95          512,048.66         732        74.82
Hawaii                                2         1,686,421.16        0.97          843,210.58         743        57.85
Illinois                              6         4,046,311.66        2.33          674,385.28         706        68.05
Kansas                                1           480,000.00        0.28          480,000.00         711        58.18
Louisiana                             2           951,032.00        0.55          475,516.00         773        84.06
Maine                                 1           450,000.00        0.26          450,000.00         661        56.75
Maryland                             10         5,104,769.76        2.94          510,476.98         721        78.61
Massachusetts                         9         6,595,716.96        3.79          732,857.44         730        70.56
Michigan                              2         1,533,251.10        0.88          766,625.55         731        80.00
Minnesota                             1           540,000.00        0.31          540,000.00         771        79.41
Missouri                              1           454,536.10        0.26          454,536.10         736        45.50
Nevada                                8         3,977,618.85        2.29          497,202.36         714        78.69
New Jersey                            9         5,881,500.00        3.38          653,500.00         777        68.57
New York                              2         1,308,000.00        0.75          654,000.00         713        71.85
North Carolina                        1           567,363.53        0.33          567,363.53         785        80.00
Oregon                                2         1,170,000.00        0.67          585,000.00         791        68.87
Rhode Island                          1           525,000.00        0.30          525,000.00         785        73.53
South Carolina                        3         1,627,288.58        0.94          542,429.53         748        80.00
Texas                                 4         2,539,133.11        1.46          634,783.28         755        78.19
Utah                                  1           480,000.00        0.28          480,000.00         750        75.00
Virginia                             20        10,332,625.48        5.94          516,631.27         729        77.20
Washington                            4         2,559,184.00        1.47          639,796.00         744        78.48
Wisconsin                             1           480,050.00        0.28          480,050.00         775        78.70
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                              283      $173,850,648.65      100.00%        $614,313.25         741        72.79%
=========================================================================================================================

(1)  As of the Cut-off Date, no more than approximately 1.71% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              12

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                  NUMBER        AGGREGATE      STATISTICAL                         WEIGHTED
                                    OF      STATISTICAL CUT-     CUT-OFF     AVERAGE STATISTICAL    AVERAGE     WEIGHTED
     CURRENT MORTGAGE LOAN       MORTGAGE     OFF PRINCIPAL     PRINCIPAL      CUT-OFF PRINCIPAL    CREDIT       AVERAGE
    PRINCIPAL BALANCES ($)         LOANS        BALANCE          BALANCE           BALANCE           SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

100,000.01 - 150,000.00              1       $    124,479.15       0.07%        $  124,479.15         732        72.64%
400,000.01 - 450,000.00             38         16,644,697.38       9.57            438,018.35         735        71.82
450,000.01 - 500,000.00             72         34,467,899.31      19.83            478,720.82         744        73.96
500,000.01 - 550,000.00             43         22,352,906.57      12.86            519,835.04         738        76.27
550,000.01 - 600,000.00             35         20,312,141.36      11.68            580,346.90         742        76.62
600,000.01 - 650,000.00             28         17,634,845.32      10.14            629,815.90         738        73.32
650,000.01 - 700,000.00             12          8,179,941.16       4.71            681,661.76         743        73.02
700,000.01 - 750,000.00             13          9,366,326.88       5.39            720,486.68         743        74.97
750,000.01 - 800,000.00              8          6,295,259.04       3.62            786,907.38         742        75.81
800,000.01 - 850,000.00              3          2,470,000.00       1.42            823,333.33         756        70.19
850,000.01 - 900,000.00              4          3,538,293.33       2.04            884,573.33         768        62.99
900,000.01 - 950,000.00              6          5,553,284.95       3.19            925,547.49         724        65.22
950,000.01 - 1,000,000.00            7          6,936,551.50       3.99            990,935.93         713        66.75
1,000,000.01 - 1,500,000.00          8         10,173,853.07       5.85          1,271,731.63         748        70.20
1,500,000.01 - 2,000,000.00          2          3,342,068.06       1.92          1,671,034.03         739        70.93
2,000,000.01 - 2,500,000.00          3          6,458,101.57       3.71          2,152,700.52         759        61.54
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             283       $173,850,648.65     100.00%        $  614,313.25         741        72.79%
==========================================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Group 2 Mortgage Loans is expected to be approximately $614,313.

                                                                              13

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                                    AGGREGATE
                                                                   STATISTICAL
          ORIGINAL               NUMBER OF        AGGREGATE          CUT-OFF     AVERAGE STATISTICAL     WEIGHTED       WEIGHTED
        LOAN-TO-VALUE             MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL    CUT-OFF PRINCIPAL       AVERAGE        AVERAGE
         RATIOS (%)                 LOANS     PRINCIPAL BALANCE      BALANCE          BALANCE          CREDIT SCORE   ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                         1       $    420,000.00          0.24%        $420,000.00             796          13.55%
25.01 - 30.00                         1            650,000.00          0.37          650,000.00             716          26.00
30.01 - 35.00                         3          2,509,601.54          1.44          836,533.85             766          31.75
40.01 - 45.00                         3          2,120,010.81          1.22          706,670.27             712          42.92
45.01 - 50.00                         6          5,136,590.71          2.95          856,098.45             776          48.92
50.01 - 55.00                         5          3,254,896.95          1.87          650,979.39             719          52.68
55.01 - 60.00                        11          5,728,767.28          3.30          520,797.03             722          57.45
60.01 - 65.00                        18         12,179,439.94          7.01          676,635.55             742          63.07
65.01 - 70.00                        26         20,117,428.45         11.57          773,747.25             742          68.22
70.01 - 75.00                        40         25,943,803.37         14.92          648,595.08             747          73.06
75.01 - 80.00                       160         91,256,598.93         52.49          570,353.74             739          79.76
80.01 - 85.00                         2          1,029,761.00          0.59          514,880.50             658          82.56
85.01 - 90.00                         7          3,503,749.67          2.02          500,535.67             739          88.42
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              283       $173,850,648.65        100.00%        $614,313.25             741          72.79%
==================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately
     72.79%.

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                                    AGGREGATE
                                                                   STATISTICAL
            CURRENT              NUMBER OF        AGGREGATE          CUT-OFF     AVERAGE STATISTICAL     WEIGHTED       WEIGHTED
        INTEREST RATES            MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL     CUT-OFF PRINCIPAL      AVERAGE        AVERAGE
              (%)                   LOANS     PRINCIPAL BALANCE      BALANCE           BALANCE         CREDIT SCORE   ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

4.501 - 4.750                         1        $    449,216.00          0.26%       $  449,216.00           704           80.00%
4.751 - 5.000                        16           9,997,908.28          5.75           624,869.27           756           74.66
5.001 - 5.250                        18           9,587,409.32          5.51           532,633.85           750           76.49
5.251 - 5.500                        48          26,985,317.81         15.52           562,194.12           743           74.73
5.501 - 5.750                        48          29,283,738.36         16.84           610,077.88           760           74.15
5.751 - 6.000                        60          33,969,686.95         19.54           566,161.45           729           72.54
6.001 - 6.250                        47          30,825,906.31         17.73           655,870.35           736           72.05
6.251 - 6.500                        23          16,017,362.10          9.21           696,407.05           755           68.31
6.501 - 6.750                        10           5,880,938.79          3.38           588,093.88           721           68.81
6.751 - 7.000                         7           5,501,176.86          3.16           785,882.41           710           65.46
7.001 - 7.250                         4           4,836,380.51          2.78         1,209,095.13           692           75.66
7.251 - 7.500                         1             515,607.36          0.30           515,607.36           735           80.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              283        $173,850,648.65        100.00%       $  614,313.25           741           72.79%
==================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 5.905% per annum.

                                                                              14

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

                 GROSS MARGINS OF THE GROUP 2 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                                    AGGREGATE
                                                                   STATISTICAL
                                 NUMBER OF        AGGREGATE          CUT-OFF      AVERAGE STATISTICAL     WEIGHTED        WEIGHTED
                                  MORTGAGE   STATISTICAL CUT-OFF     PRINCIPAL     CUT-OFF PRINCIPAL       AVERAGE        AVERAGE
       GROSS MARGIN (%)            LOANS      PRINCIPAL BALANCE       BALANCE           BALANCE         CREDIT SCORE   ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

2.250                               283        $173,850,648.65       100.00%          $614,313.25            741           72.79%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              283        $173,850,648.65       100.00%          $614,313.25            741           72.79%
===================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Group 2
     Mortgage Loans is expected to be approximately 2.250% per annum.

                 RATE CEILINGS OF THE GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                                    AGGREGATE
                                                                   STATISTICAL
                                 NUMBER OF        AGGREGATE          CUT-OFF     AVERAGE STATISTICAL     WEIGHTED       WEIGHTED
                                  MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL     CUT-OFF PRINCIPAL       AVERAGE        AVERAGE
       RATE CEILINGS (%)           LOANS     PRINCIPAL BALANCE       BALANCE           BALANCE         CREDIT SCORE   ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

9.501 - 9.750                         1       $    449,216.00          0.26%        $  449,216.00           704          80.00%
9.751 - 10.000                       16          9,997,908.28          5.75            624,869.27           756          74.66
10.001 - 10.250                      16          8,629,073.32          4.96            539,317.08           756          76.20
10.251 - 10.500                      50         27,943,653.81         16.07            558,873.08           741          74.89
10.501 - 10.750                      48         29,283,738.36         16.84            610,077.88           760          74.15
10.751 - 11.000                      60         33,969,686.95         19.54            566,161.45           729          72.54
11.001 - 11.250                      46         30,334,441.18         17.45            659,444.37           736          71.82
11.251 - 11.500                      23         16,017,362.10          9.21            696,407.05           755          68.31
11.501 - 11.750                      10          5,880,938.79          3.38            588,093.88           721          68.81
11.751 - 12.000                       7          5,501,176.86          3.16            785,882.41           710          65.46
12.001 - 12.250                       4          4,836,380.51          2.78          1,209,095.13           692          75.66
12.251 - 12.500                       2          1,007,072.49          0.58            503,536.25           739          83.07
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              283       $173,850,648.65        100.00%        $  614,313.25           741          72.79%
==================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 10.910% per annum.

                                                                              15

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                                    AGGREGATE
                                                                   STATISTICAL        AVERAGE        WEIGHTED
                                 NUMBER OF        AGGREGATE          CUT-OFF        STATISTICAL       AVERAGE     WEIGHTED
          FIRST RATE              MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL    CUT-OFF PRINCIPAL    CREDIT       AVERAGE
        ADJUSTMENT DATE            LOANS      PRINCIPAL BALANCE      BALANCE          BALANCE          SCORE    ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------

July 1, 2010                          3        $  1,342,360.66         0.77%        $447,453.55         772        68.74%
August 1, 2010                        1             450,638.70         0.26          450,638.70         747        51.62
January 1, 2011                       5           4,587,226.13         2.64          917,445.23         723        74.33
February 1, 2011                    123          79,038,493.16        45.46          642,589.38         737        70.48
March 1, 2011                       151          88,431,930.00        50.87          585,641.92         745        74.95
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              283        $173,850,648.65       100.00%        $614,313.25         741        72.79%
============================================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

                REMAINING TERMS OF THE GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                                    AGGREGATE
                                                                   STATISTICAL        AVERAGE        WEIGHTED
                                 NUMBER OF        AGGREGATE          CUT-OFF        STATISTICAL       AVERAGE     WEIGHTED
        REMAINING TERM            MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL    CUT-OFF PRINCIPAL    CREDIT       AVERAGE
           (MONTHS)                LOANS      PRINCIPAL BALANCE      BALANCE          BALANCE          SCORE    ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------

341 - 360                           283        $173,850,648.65       100.00%        $614,313.25         741        72.79%
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              283        $173,850,648.65       100.00%        $614,313.25         741        72.79%
============================================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

                                                                              16

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                                    AGGREGATE
                                                                   STATISTICAL                         WEIGHTED
                                 NUMBER OF        AGGREGATE          CUT-OFF     AVERAGE STATISTICAL    AVERAGE     WEIGHTED
                                  MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL     CUT-OFF PRINCIPAL     CREDIT       AVERAGE
         CREDIT SCORES             LOANS      PRINCIPAL BALANCE      BALANCE           BALANCE           SCORE    ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------

801 - 850                            19        $ 13,121,804.20         7.55%         $690,621.27          806        65.76%
751 - 800                           106          64,939,847.30        37.35           612,640.07          775        73.47
701 - 750                           106          63,815,318.03        36.71           602,031.30          725        73.18
651 - 700                            45          28,115,229.08        16.17           624,782.87          681        73.78
601 - 650                             7           3,858,450.04         2.22           551,207.15          637        71.61
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              283        $173,850,648.65       100.00%         $614,313.25          741        72.79%
==============================================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

  ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                                    AGGREGATE
                                                                   STATISTICAL                         WEIGHTED
           ORIGINAL              NUMBER OF        AGGREGATE          CUT-OFF     AVERAGE STATISTICAL    AVERAGE     WEIGHTED
        DEBT-TO-INCOME            MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL     CUT-OFF PRINCIPAL     CREDIT       AVERAGE
          RATIOS (%)               LOANS      PRINCIPAL BALANCE      BALANCE           BALANCE           SCORE    ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------

1.01 - 5.00                           1        $    600,000.00         0.35%        $  600,000.00         775        60.00%
5.01 - 10.00                          1           2,260,000.00         1.30          2,260,000.00         770        64.57
10.01 - 15.00                        11           6,679,036.80         3.84            607,185.16         759        64.27
15.01 - 20.00                        10           5,156,717.35         2.97            515,671.74         742        71.34
20.01 - 25.00                        19           9,790,071.74         5.63            515,266.93         743        73.00
25.01 - 30.00                        28          17,929,016.63        10.31            640,322.02         759        73.14
30.01 - 35.00                        52          33,655,198.92        19.36            647,215.36         733        73.45
35.01 - 40.00                        49          31,278,471.69        17.99            638,336.16         736        72.35
40.01 - 45.00                        66          40,005,750.13        23.01            606,147.73         745        73.53
45.01 - 50.00                        24          14,291,688.64         8.22            595,487.03         723        75.79
50.01 - 55.00                        11           6,174,314.88         3.55            561,301.35         725        70.03
55.01 - 60.00                        10           5,444,965.24         3.13            544,496.52         749        75.52
60.01 - 65.00                         1             585,416.63         0.34            585,416.63         696        80.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              283        $173,850,648.65       100.00%        $  614,313.25         741        72.79%
==============================================================================================================================

(1)  As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 2 Mortgage Loans is expected to be approximately 35.94%.

                                                                              17

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

           MONTHS SINCE ORIGINATION OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL   WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF      AVERAGE    AVERAGE
         MONTHS SINCE             MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
          ORIGINATION              LOANS         BALANCE         BALANCE       BALANCE      SCORE        LTV
--------------------------------------------------------------------------------------------------------------

0                                     1      $    560,000.00       0.32%     $560,000.00      764      80.00%
1 - 6                               275       170,047,848.16      97.81       618,355.81      741      72.78
7 - 12                                5         2,234,574.36       1.29       446,914.87      763      66.76
13 - 18                               2         1,008,226.13       0.58       504,113.07      695      83.95
--------------------------------------------------------------------------------------------------------------
TOTAL:                              283      $173,850,648.65     100.00%     $614,313.25      741      72.79%
==============================================================================================================

(1)  As of the Cut-off Date, the weighted average Months Since Origination of the Group 2 Mortgage Loans is expected to be approximately 2 months.

                                                                              18

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 3 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 52.38% of the Group
3 Mortgage Loans require only the payment of interest until the 85th payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.375% to 12.125%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                                              COLLATERAL SUMMARY   RANGE (IF APPLICABLE)
                                                              ------------------   ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                       $27,518,552
TOTAL NUMBER OF LOANS                                                         43
AVERAGE LOAN PRINCIPAL BALANCE                                          $639,966    $420,000 to $999,001
WA GROSS COUPON                                                           6.108%        5.375% to 7.125%
WA FICO                                                                      738              675 to 813
WA ORIGINAL TERM                                                      360 months
WA REMAINING TERM                                                     359 months       355 to 360 months
WA OLTV                                                                   75.37%        51.84% to 90.00%
WA DTI                                                                    35.86%        10.20% to 53.00%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                83 months         79 to 84 months
WA GROSS MARGIN                                                           2.250%
WA RATE CEILING                                                          11.108%      10.375% to 12.125%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5       CA          30.98%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE       FL          12.27%
                                                              NCS          9.83%
                                                              C            9.23%
                                                              TX           8.31%
PERCENTAGE OF "ALTERNATIVE" UNDERWRITING GUIDELINE MORTGAGE               32.64%
LOANS
PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                       0.00%
PERCENTAGE OF BUYDOWN LOANS                                                0.00%

                                                                              19

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 3 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                AGGREGATE      AGGREGATE      AVERAGE
                                               STATISTICAL    STATISTICAL   STATISTICAL   WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF        CUT-OFF       CUT-OFF      AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
           OCCUPANCY               LOANS         BALANCE        BALANCE       BALANCE      SCORE        LTV
-------------------------------------------------------------------------------------------------------------

Primary Residence                    39      $24,713,108.85      89.81%     $633,669.46      734      76.13%
Second Home                           3        2,266,243.23       8.24       755,414.41      776      66.06
Investor Property                     1          539,200.00       1.96       539,200.00      717      80.00
-------------------------------------------------------------------------------------------------------------
TOTAL:                               43      $27,518,552.08     100.00%     $639,966.33      738      75.37%
=============================================================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 3 MORTGAGE LOANS

-------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                AGGREGATE      AGGREGATE      AVERAGE
                                               STATISTICAL    STATISTICAL   STATISTICAL   WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF        CUT-OFF       CUT-OFF      AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
        PROPERTY TYPE              LOANS         BALANCE        BALANCE       BALANCE      SCORE        LTV
-------------------------------------------------------------------------------------------------------------

Single Family Residence              25      $15,482,845.88      56.26%     $619,313.84      729      73.62%
PUD                                  11        7,530,906.20      27.37       684,627.84      748      75.77
Condominium                           6        3,965,600.00      14.41       660,933.33      756      80.82
Townhouse                             1          539,200.00       1.96       539,200.00      717      80.00
-------------------------------------------------------------------------------------------------------------
TOTAL:                               43      $27,518,552.08     100.00%     $639,966.33      738      75.37%
=============================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 3 MORTGAGE LOANS

-------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                AGGREGATE      AGGREGATE      AVERAGE
                                               STATISTICAL    STATISTICAL   STATISTICAL   WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF        CUT-OFF       CUT-OFF      AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
            PURPOSE                LOANS         BALANCE        BALANCE       BALANCE      SCORE        LTV
-------------------------------------------------------------------------------------------------------------

Purchase                             21      $13,252,449.94      48.16%     $631,069.04      752      79.18%
Refinance-Cashout                    13        8,407,332.83      30.55       646,717.91      719      71.27
Refinance-Rate/Term                   9        5,858,769.31      21.29       650,974.37      732      72.64
-------------------------------------------------------------------------------------------------------------
TOTAL:                               43      $27,518,552.08     100.00%     $639,966.33      738      75.37%
=============================================================================================================

                                                                              20

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                        OF THE GROUP 3 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                AGGREGATE      AGGREGATE      AVERAGE
                                               STATISTICAL    STATISTICAL   STATISTICAL
                                 NUMBER OF       CUT-OFF        CUT-OFF       CUT-OFF        WEIGHTED        WEIGHTED
                                  MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL    AVERAGE CREDIT      AVERAGE
       GEOGRAPHIC AREA             LOANS         BALANCE        BALANCE       BALANCE         SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------

California                           14      $ 8,526,544.88      30.98%     $609,038.92         729           76.74%
Colorado                              1          591,200.00       2.15       591,200.00         677           80.00
Florida                               4        3,377,591.46      12.27       844,397.87         767           71.74
Hawaii                                1          456,000.00       1.66       456,000.00         746           80.00
Illinois                              2        1,400,000.00       5.09       700,000.00         730           79.55
Massachusetts                         1          816,420.00       2.97       816,420.00         675           70.99
New Mexico                            2        1,309,713.05       4.76       654,856.53         767           63.02
New York                              2        1,426,500.00       5.18       713,250.00         781           86.21
North Carolina                        4        2,704,178.83       9.83       676,044.71         730           71.49
South Carolina                        4        2,539,250.00       9.23       634,812.50         724           72.26
Texas                                 4        2,287,553.86       8.31       571,888.47         753           79.35
Utah                                  1          461,400.00       1.68       461,400.00         684           79.99
Virginia                              2        1,098,200.00       3.99       549,100.00         713           74.41
Washington                            1          524,000.00       1.90       524,000.00         813           80.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                               43      $27,518,552.08     100.00%     $639,966.33         738           75.37%
=======================================================================================================================

(1)  As of the Cut-off Date, no more than approximately 4.40% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              21

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 3 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                AGGREGATE      AGGREGATE      AVERAGE
                                               STATISTICAL    STATISTICAL   STATISTICAL
                                 NUMBER OF       CUT-OFF        CUT-OFF       CUT-OFF        WEIGHTED        WEIGHTED
    CURRENT MORTGAGE LOAN         MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL    AVERAGE CREDIT      AVERAGE
    PRINCIPAL BALANCES ($)         LOANS         BALANCE        BALANCE       BALANCE         SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------

400,000.01 - 450,000.00               3      $ 1,310,000.00       4.76%     $436,666.67         718           73.84%
450,000.01 - 500,000.00               6        2,833,328.98      10.30       472,221.50         722           77.77
500,000.01 - 550,000.00               8        4,241,450.00      15.41       530,181.25         752           77.67
550,000.01 - 600,000.00               6        3,434,900.00      12.48       572,483.33         715           76.58
600,000.01 - 650,000.00               3        1,842,093.59       6.69       614,031.20         735           72.53
650,000.01 - 700,000.00               3        1,993,000.00       7.24       664,333.33         728           78.66
700,000.01 - 750,000.00               2        1,473,044.88       5.35       736,522.44         747           72.47
750,000.01 - 800,000.00               2        1,589,713.05       5.78       794,856.53         746           66.01
800,000.01 - 850,000.00               4        3,283,373.86      11.93       820,843.47         731           74.59
850,000.01 - 900,000.00               3        2,636,500.00       9.58       878,833.33         735           79.82
900,000.01 - 950,000.00               2        1,882,146.52       6.84       941,073.26         762           70.00
950,000.01 - 1,000,000.00             1          999,001.20       3.63       999,001.20         803           75.47
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                               43      $27,518,552.08     100.00%     $639,966.33         738           75.37%
=======================================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Group 3 Mortgage Loans is expected to be approximately $639,966.

                                                                              22

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 3 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                AGGREGATE      AGGREGATE      AVERAGE
                                               STATISTICAL    STATISTICAL   STATISTICAL
                                 NUMBER OF       CUT-OFF        CUT-OFF       CUT-OFF        WEIGHTED        WEIGHTED
            ORIGINAL              MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL    AVERAGE CREDIT      AVERAGE
   LOAN-TO-VALUE RATIOS (%)        LOANS         BALANCE        BALANCE       BALANCE         SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------

50.01 - 55.00                         1      $   789,713.05       2.87%     $789,713.05         779           51.84%
60.01 - 65.00                         3        1,995,683.85       7.25       665,227.95         756           63.56
65.01 - 70.00                         7        4,563,528.98      16.58       651,932.71         718           68.16
70.01 - 75.00                         4        2,895,226.26      10.52       723,806.57         718           73.85
75.01 - 80.00                        27       16,387,899.94      59.55       606,959.26         740           79.43
85.01 - 90.00                         1          886,500.00       3.22       886,500.00         785           90.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                               43      $27,518,552.08     100.00%     $639,966.33         738           75.37%
=======================================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately
     75.37%.

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 3 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                AGGREGATE      AGGREGATE      AVERAGE
                                               STATISTICAL    STATISTICAL   STATISTICAL
                                 NUMBER OF       CUT-OFF        CUT-OFF       CUT-OFF        WEIGHTED        WEIGHTED
      CURRENT MORTGAGE            MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL    AVERAGE CREDIT      AVERAGE
      INTEREST RATES (%)           LOANS         BALANCE        BALANCE       BALANCE         SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------

5.251 - 5.500                         4      $ 2,739,598.74       9.96%     $684,899.69         742           79.03%
5.501 - 5.750                         2        1,024,000.00       3.72       512,000.00         779           78.55
5.751 - 6.000                        14        8,726,748.29      31.71       623,339.16         744           74.78
6.001 - 6.250                        12        8,549,791.46      31.07       712,482.62         749           77.22
6.251 - 6.500                         9        5,049,413.59      18.35       561,045.95         706           72.40
6.501 - 6.750                         1          870,000.00       3.16       870,000.00         701           69.27
7.001 - 7.250                         1          559,000.00       2.03       559,000.00         709           69.01
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                               43      $27,518,552.08     100.00%     $639,966.33         738           75.37%
=======================================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 6.108% per annum.

                                                                              23

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

                 GROSS MARGINS OF THE GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                   PERCENT OF
                                                                    AGGREGATE
                                                                   STATISTICAL
                                 NUMBER OF       AGGREGATE           CUT-OFF     AVERAGE STATISTICAL     WEIGHTED       WEIGHTED
                                  MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL     CUT-OFF PRINCIPAL       AVERAGE       AVERAGE
      GROSS MARGIN (%)             LOANS     PRINCIPAL BALANCE       BALANCE           BALANCE         CREDIT SCORE   ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

2.250                               43        $27,518,552.08        100.00%         $639,966.33           738            75.37%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              43        $27,518,552.08        100.00%         $639,966.33           738            75.37%
==================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Group 3
     Mortgage Loans is expected to be approximately 2.250% per annum.

                 RATE CEILINGS OF THE GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                   PERCENT OF
                                                                    AGGREGATE
                                                                   STATISTICAL
                                 NUMBER OF       AGGREGATE           CUT-OFF     AVERAGE STATISTICAL     WEIGHTED       WEIGHTED
                                  MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL     CUT-OFF PRINCIPAL       AVERAGE       AVERAGE
RATE CEILINGS (%)                  LOANS     PRINCIPAL BALANCE       BALANCE           BALANCE         CREDIT SCORE   ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

10.251 - 10.500                      4          $ 2,739,598.74          9.96%        $684,899.69           742            79.03%
10.501 - 10.750                      2            1,024,000.00          3.72          512,000.00           779            78.55
10.751 - 11.000                     14            8,726,748.29         31.71          623,339.16           744            74.78
11.001 - 11.250                     12            8,549,791.46         31.07          712,482.62           749            77.22
11.251 - 11.500                      9            5,049,413.59         18.35          561,045.95           706            72.40
11.501 - 11.750                      1              870,000.00          3.16          870,000.00           701            69.27
12.001 - 12.250                      1              559,000.00          2.03          559,000.00           709            69.01
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              43          $27,518,552.08        100.00%        $639,966.33           738            75.37%
===================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 11.108% per annum.

                                                                              24

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                   PERCENT OF
                                                                    AGGREGATE
                                                                   STATISTICAL
                                 NUMBER OF       AGGREGATE           CUT-OFF     AVERAGE STATISTICAL     WEIGHTED       WEIGHTED
   FIRST RATE                     MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL     CUT-OFF PRINCIPAL       AVERAGE       AVERAGE
ADJUSTMENT DATE                    LOANS     PRINCIPAL BALANCE       BALANCE           BALANCE         CREDIT SCORE   ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

October 1, 2012                      1          $   477,528.98         1.74%         $477,528.98           713           69.87%
January 1, 2013                      1              886,500.00         3.22           886,500.00           785           90.00
February 1, 2013                    17           11,270,403.10        40.96           662,964.89           743           73.91
March 1, 2013                       24           14,884,120.00        54.09           620,171.67           732           75.78
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              43          $27,518,552.08       100.00%         $639,966.33           738           75.37%
==================================================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

                REMAINING TERMS OF THE GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                   PERCENT OF
                                                                    AGGREGATE
                                                                   STATISTICAL
                                 NUMBER OF       AGGREGATE           CUT-OFF     AVERAGE STATISTICAL     WEIGHTED       WEIGHTED
       REMAINING TERM             MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL     CUT-OFF PRINCIPAL       AVERAGE       AVERAGE
         (MONTHS)                  LOANS     PRINCIPAL BALANCE       BALANCE           BALANCE         CREDIT SCORE   ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

341 - 360                           43          $27,518,552.08       100.00%         $639,966.33           738           75.37%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              43          $27,518,552.08       100.00%         $639,966.33           738           75.37%
==================================================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

                                                                              25

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                   PERCENT OF
                                                                    AGGREGATE
                                                                   STATISTICAL
                                 NUMBER OF       AGGREGATE           CUT-OFF     AVERAGE STATISTICAL     WEIGHTED       WEIGHTED
                                  MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL     CUT-OFF PRINCIPAL       AVERAGE       AVERAGE
       CREDIT SCORES               LOANS     PRINCIPAL BALANCE       BALANCE           BALANCE         CREDIT SCORE   ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

801 - 850                            2          $ 1,523,001.20         5.53%         $761,500.60           806           77.03%
751 - 800                           12            8,337,007.17        30.30           694,750.60           773           74.99
701 - 750                           22           13,660,823.71        49.64           620,946.53           723           75.31
651 - 700                            7            3,997,720.00        14.53           571,102.86           685           75.74
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              43          $27,518,552.08       100.00%         $639,966.33           738           75.37%
==================================================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

  ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                   PERCENT OF
                                                                    AGGREGATE
                                                                   STATISTICAL
          ORIGINAL               NUMBER OF       AGGREGATE           CUT-OFF     AVERAGE STATISTICAL     WEIGHTED       WEIGHTED
      DEBT-TO-INCOME              MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL     CUT-OFF PRINCIPAL       AVERAGE       AVERAGE
         RATIOS (%)                LOANS     PRINCIPAL BALANCE       BALANCE           BALANCE         CREDIT SCORE   ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                        2          $ 1,422,000.00         5.17%         $711,000.00           706           75.33%
15.01 - 20.00                        2            1,256,420.00         4.57           628,210.00           696           74.15
20.01 - 25.00                        3            2,470,057.46         8.98           823,352.49           781           76.23
25.01 - 30.00                        2            1,321,713.05         4.80           660,856.53           771           63.17
30.01 - 35.00                        4            2,475,500.00         9.00           618,875.00           737           71.04
35.01 - 40.00                       14            8,957,682.84        32.55           639,834.49           739           77.71
40.01 - 45.00                        9            5,351,250.00        19.45           594,583.33           724           77.31
45.01 - 50.00                        5            2,848,838.47        10.35           569,767.69           730           76.24
50.01 - 55.00                        2            1,415,090.26         5.14           707,545.13           757           70.09
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              43          $27,518,552.08       100.00%         $639,966.33           738           75.37%
==================================================================================================================================

(1)  As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 3 Mortgage Loans is expected to be approximately 35.86%.

                                                                              26

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

           MONTHS SINCE ORIGINATION OF THE GROUP 3 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                                    AGGREGATE
                                                                   STATISTICAL                         WEIGHTED
                                 NUMBER OF        AGGREGATE          CUT-OFF     AVERAGE STATISTICAL    AVERAGE     WEIGHTED
          MONTHS SINCE            MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL     CUT-OFF PRINCIPAL     CREDIT      AVERAGE
          ORIGINATION              LOANS      PRINCIPAL BALANCE      BALANCE           BALANCE           SCORE    ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------

1 - 6                                 43         $27,518,552.08      100.00%         $639,966.33          738          75.37%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                43         $27,518,552.08      100.00%         $639,966.33          738          75.37%
==============================================================================================================================

(1)  As of the Cut-off Date, the weighted average Months Since Origination of the Group 3 Mortgage Loans is expected to be approximately 2 months.

                                                                              27

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 4 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 95.18% of the Group
4 Mortgage Loans require only the payment of interest until the 121st payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.250% to 12.375%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                                              COLLATERAL SUMMARY    RANGE (IF APPLICABLE)
                                                              ------------------   ----------------------

TOTAL OUTSTANDING LOAN BALANCE                                      $181,643,899
TOTAL NUMBER OF LOANS                                                        269
AVERAGE LOAN PRINCIPAL BALANCE                                          $675,256   $418,000 to $3,000,000
WA GROSS COUPON                                                           6.090%         5.250% to 7.375%
WA FICO                                                                      743               637 to 814
WA ORIGINAL TERM                                                      360 months
WA REMAINING TERM                                                     360 months        356 to 360 months
WA OLTV                                                                   70.73%         30.63% to 80.00%
WA DTI                                                                    36.42%          6.13% to 59.80%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                               120 months        116 to 120 months
WA GROSS MARGIN                                                           2.250%
WA RATE CEILING                                                          11.090%       10.250% to 12.375%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5       CA          58.45%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE       IL           6.33%
                                                              FL           5.10%
                                                              AZ           4.48%
                                                              VA           3.44%
PERCENTAGE OF "ALTERNATIVE" UNDERWRITING GUIDELINE MORTGAGE
LOANS                                                                     20.33%
PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                       0.00%
PERCENTAGE OF BUYDOWN LOANS                                                0.00%

                                                                              28

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 4 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------------------------------------
                                                AGGREGATE          PERCENT OF
                                               STATISTICAL         AGGREGATE            AVERAGE        WEIGHTED
                                 NUMBER OF       CUT-OFF          STATISTICAL         STATISTICAL       AVERAGE
                                 MORTGAGE       PRINCIPAL           CUT-OFF             CUT-OFF         CREDIT    WEIGHTED AVERAGE
            OCCUPANCY              LOANS         BALANCE       PRINCIPAL BALANCE   PRINCIPAL BALANCE     SCORE      ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

Primary Residence                   242      $161,776,181.65         89.06%           $668,496.62         741           70.60%
Second Home                          25        18,749,217.06         10.32             749,968.68         764           71.90
Investor Property                     2         1,118,500.00          0.62             559,250.00         762           69.22
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              269      $181,643,898.71        100.00%           $675,256.13         743           70.73%
==================================================================================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 4 MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                                    AGGREGATE      AVERAGE
                                                                   STATISTICAL   STATISTICAL
                                 NUMBER OF        AGGREGATE          CUT-OFF       CUT-OFF        WEIGHTED        WEIGHTED
                                  MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL     PRINCIPAL    AVERAGE CREDIT     AVERAGE
       PROPERTY TYPE               LOANS      PRINCIPAL BALANCE      BALANCE       BALANCE          SCORE       ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------

Single Family Residence             157        $105,861,651.90        58.28%     $674,278.04         742           69.21%
PUD                                  74          53,048,369.41        29.20       716,869.86         744           72.19
Condominium                          35          20,631,377.40        11.36       589,467.93         747           74.57
2-Family                              3           2,102,500.00         1.16       700,833.33         768           72.36
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              269        $181,643,898.71       100.00%     $675,256.13         743           70.73%
============================================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 4 MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL
                                 NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF        WEIGHTED        WEIGHTED
                                  MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL    AVERAGE CREDIT     AVERAGE
          PURPOSE                  LOANS         BALANCE         BALANCE       BALANCE         SCORE        ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

Purchase                            127      $ 82,030,289.01      45.16%     $645,907.79        754            75.52%
Refinance-Rate/Term                  66        52,846,202.01      29.09       800,700.03        736            67.12
Refinance-Cashout                    76        46,767,407.69      25.75       615,360.63        731            66.40
------------------------------------------------------------------------------------------------------------------------
TOTAL:                              269      $181,643,898.71     100.00%     $675,256.13        743            70.73%
========================================================================================================================

                                                                              29

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                        OF THE GROUP 4 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                                    AGGREGATE       AVERAGE
                                                                   STATISTICAL    STATISTICAL
                                 NUMBER OF        AGGREGATE          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                                  MORTGAGE   STATISTICAL CUT-OFF    PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
         GEOGRAPHIC AREA           LOANS      PRINCIPAL BALANCE      BALANCE        BALANCE           SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------

Arizona                               9        $  8,134,500.00         4.48%     $  903,833.33         757           65.11%
California                          166         106,178,008.47        58.45         639,626.56         744           70.60
Colorado                              6           4,779,500.00         2.63         796,583.33         752           69.40
District of Columbia                  3           1,710,200.00         0.94         570,066.67         733           76.37
Florida                              14           9,264,580.00         5.10         661,755.71         735           66.71
Georgia                               2             920,510.95         0.51         460,255.48         757           79.98
Hawaii                                3           4,489,500.00         2.47       1,496,500.00         783           78.25
Illinois                             14          11,490,319.23         6.33         820,737.09         719           70.69
Louisiana                             1             680,000.00         0.37         680,000.00         654           80.00
Maryland                              9           5,891,950.00         3.24         654,661.11         759           66.68
Massachusetts                         2             949,100.00         0.52         474,550.00         740           69.05
Michigan                              4           4,523,500.00         2.49       1,130,875.00         724           72.91
Nevada                                2           1,419,000.00         0.78         709,500.00         701           70.27
New Mexico                            2           1,192,000.00         0.66         596,000.00         732           80.00
New York                              2           1,800,000.00         0.99         900,000.00         760           66.55
North Carolina                        3           2,147,600.00         1.18         715,866.67         740           79.71
Oregon                                2           1,183,900.00         0.65         591,950.00         738           80.00
Pennsylvania                          1             628,000.00         0.35         628,000.00         794           80.00
South Carolina                        3           1,841,374.40         1.01         613,791.47         736           76.77
Tennessee                             1             439,920.00         0.24         439,920.00         739           80.00
Texas                                 5           2,928,215.66         1.61         585,643.13         766           72.61
Vermont                               1             590,000.00         0.32         590,000.00         756           66.29
Virginia                             11           6,256,220.00         3.44         568,747.27         751           72.69
Washington                            3           2,206,000.00         1.21         735,333.33         720           66.77
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              269        $181,643,898.71       100.00%     $  675,256.13         743           70.73%
==============================================================================================================================

(1)  As of the Cut-off Date, no more than approximately 1.65% of the Group 4
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              30

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 4 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE       AVERAGE
                                               STATISTICAL     STATISTICAL    STATISTICAL
                                 NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF        WEIGHTED         WEIGHTED
   CURRENT MORTGAGE LOAN          MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
   PRINCIPAL BALANCES ($)          LOANS         BALANCE         BALANCE        BALANCE          SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

400,000.01 - 450,000.00              21      $  9,096,820.00        5.01%    $  433,181.90         745           75.19%
450,000.01 - 500,000.00              48        23,048,327.70       12.69        480,173.49         737           70.39
500,000.01 - 550,000.00              39        20,540,624.23       11.31        526,682.67         742           71.75
550,000.01 - 600,000.00              33        18,947,042.00       10.43        574,152.79         741           73.86
600,000.01 - 650,000.00              26        16,520,988.00        9.10        635,422.62         739           72.65
650,000.01 - 700,000.00              21        14,224,346.46        7.83        677,349.83         725           72.29
700,000.01 - 750,000.00              12         8,862,788.00        4.88        738,565.67         748           70.34
750,000.01 - 800,000.00              14        11,007,925.00        6.06        786,280.36         745           71.76
800,000.01 - 850,000.00              10         8,323,647.66        4.58        832,364.77         754           74.52
850,000.01 - 900,000.00               4         3,528,600.00        1.94        882,150.00         755           75.48
900,000.01 - 950,000.00               4         3,750,377.66        2.06        937,594.42         785           75.97
950,000.01 - 1,000,000.00            17        16,898,595.00        9.30        994,035.00         741           66.47
1,000,000.01 - 1,500,000.00          18        21,638,817.00       11.91      1,202,156.50         748           60.92
2,000,000.01 - 2,500,000.00           1         2,255,000.00        1.24      2,255,000.00         725           77.76
2,500,000.01 - 3,000,000.00           1         3,000,000.00        1.65      3,000,000.00         796           79.16
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              269      $181,643,898.71      100.00%    $  675,256.13         743           70.73%
==========================================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Group 4 Mortgage Loans is expected to be approximately $675,256.

                                                                              31

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 4 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL
           ORIGINAL              NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF                         WEIGHTED
     LOAN-TO-VALUE RATIOS         MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL    WEIGHTED AVERAGE     AVERAGE
              (%)                  LOANS         BALANCE         BALANCE       BALANCE       CREDIT SCORE     ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

30.01 - 35.00                         2      $  1,040,000.00       0.57%     $520,000.00          756            32.61%
35.01 - 40.00                         2         1,238,000.00       0.68       619,000.00          733            39.93
40.01 - 45.00                         4         3,230,817.00       1.78       807,704.25          742            42.87
45.01 - 50.00                         9         6,221,540.00       3.43       691,282.22          731            47.84
50.01 - 55.00                         5         3,961,995.00       2.18       792,399.00          736            53.06
55.01 - 60.00                        19        15,688,937.35       8.64       825,733.54          729            57.59
60.01 - 65.00                        22        14,117,295.00       7.77       641,695.23          752            62.71
65.01 - 70.00                        38        27,892,238.00      15.36       734,006.26          735            68.32
70.01 - 75.00                        38        27,502,429.46      15.14       723,748.14          741            73.29
75.01 - 80.00                       130        80,750,646.90      44.46       621,158.82          749            79.35
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              269      $181,643,898.71     100.00%     $675,256.13          743            70.73%
==========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately
     70.73%.

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 4 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL
                                 NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF                          WEIGHTED
       CURRENT MORTGAGE           MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
      INTEREST RATES (%)           LOANS         BALANCE         BALANCE       BALANCE       CREDIT SCORE     ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

5.001 - 5.250                         1      $    500,000.00       0.28%     $500,000.00          739            46.51%
5.251 - 5.500                         7         4,057,988.00       2.23       579,712.57          729             75.50
5.501 - 5.750                        30        19,132,345.46      10.53       637,744.85          747             70.07
5.751 - 6.000                        86        58,669,134.32      32.30       682,199.24          746             72.04
6.001 - 6.250                        96        63,662,145.35      35.05       663,147.35          747             71.03
6.251 - 6.500                        41        30,065,785.58      16.55       733,311.84          729             67.95
6.501 - 6.750                         7         4,906,500.00       2.70       700,928.57          751             68.69
7.251 - 7.500                         1           650,000.00       0.36       650,000.00          740             74.97
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              269      $181,643,898.71     100.00%     $675,256.13          743            70.73%
==========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 6.090% per annum.

                                                                              31

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

                 GROSS MARGINS OF THE GROUP 4 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL   WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF      AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
       GROSS MARGIN (%)            LOANS         BALANCE         BALANCE       BALANCE       SCORE       LTV
--------------------------------------------------------------------------------------------------------------

2.250                               269      $181,643,898.71      100.00%    $675,256.13      743      70.73%
--------------------------------------------------------------------------------------------------------------
TOTAL:                              269      $181,643,898.71      100.00%    $675,256.13      743      70.73%
==============================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Group 4
     Mortgage Loans is expected to be approximately 2.250% per annum.

                 RATE CEILINGS OF THE GROUP 4 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL   WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF      AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
       RATE CEILINGS (%)           LOANS         BALANCE         BALANCE       BALANCE       SCORE       LTV
--------------------------------------------------------------------------------------------------------------

10.001 - 10.250                       1      $    500,000.00        0.28%    $500,000.00      739      46.51%
10.251 - 10.500                       7         4,057,988.00        2.23      579,712.57      729      75.50
10.501 - 10.750                      30        19,132,345.46       10.53      637,744.85      747      70.07
10.751 - 11.000                      86        58,669,134.32       32.30      682,199.24      746      72.04
11.001 - 11.250                      96        63,662,145.35       35.05      663,147.35      747      71.03
11.251 - 11.500                      41        30,065,785.58       16.55      733,311.84      729      67.95
11.501 - 11.750                       7         4,906,500.00        2.70      700,928.57      751      68.69
12.251 - 12.500                       1           650,000.00        0.36      650,000.00      740      74.97
--------------------------------------------------------------------------------------------------------------
TOTAL:                              269      $181,643,898.71      100.00%    $675,256.13      743      70.73%
==============================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Group 4
     Mortgage Loans is expected to be approximately 11.090% per annum.

                                                                              33

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 4 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE       AVERAGE
                                               STATISTICAL     STATISTICAL    STATISTICAL    WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF       AVERAGE    AVERAGE
     FIRST RATE                   MORTGAGE      PRINCIPAL       PRINCIPAL      PRINCIPAL      CREDIT    ORIGINAL
  ADJUSTMENT DATE                  LOANS         BALANCE         BALANCE        BALANCE        SCORE       LTV
----------------------------------------------------------------------------------------------------------------

November 1, 2015                      1      $    439,920.00       0.24%     $  439,920.00      739      80.00%
January 1, 2016                       1         1,034,500.00       0.57       1,034,500.00      717      57.50
February 1, 2016                    102        70,973,142.31      39.07         695,815.12      744      71.31
March 1, 2016                       165       109,196,336.40      60.12         661,795.98      743      70.44
----------------------------------------------------------------------------------------------------------------
TOTAL:                              269      $181,643,898.71     100.00%     $  675,256.13      743      70.73%
================================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 120 months.

                REMAINING TERMS OF THE GROUP 4 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL   WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF      AVERAGE    AVERAGE
        REMAINING TERM            MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
           (MONTHS)                LOANS         BALANCE         BALANCE       BALANCE       SCORE       LTV
--------------------------------------------------------------------------------------------------------------

341 - 360                           269      $181,643,898.71     100.00%     $675,256.13      743      70.73%
--------------------------------------------------------------------------------------------------------------
TOTAL:                              269      $181,643,898.71     100.00%     $675,256.13      743      70.73%
==============================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Group 4 Mortgage Loans is expected to be approximately 360 months.

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 4 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL   WEIGHTED   WEIGHTED
                                 NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF      AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL
        CREDIT SCORES              LOANS         BALANCE         BALANCE       BALANCE       SCORE       LTV
--------------------------------------------------------------------------------------------------------------

801 - 850                             9      $  5,567,883.66       3.07%     $618,653.74      806      67.29%
751 - 800                           107        74,754,017.66      41.15       698,635.68      776      72.15
701 - 750                           117        78,613,803.81      43.28       671,912.85      725      70.59
651 - 700                            34        21,358,193.58      11.76       628,182.16      684      68.49
601 - 650                             2         1,350,000.00       0.74       675,000.00      639      49.75
--------------------------------------------------------------------------------------------------------------
TOTAL:                              269      $181,643,898.71     100.00%     $675,256.13      743      70.73%
==============================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              34

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

  ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 4 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL
                                 NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF        WEIGHTED        WEIGHTED
          ORIGINAL                MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL    AVERAGE CREDIT      AVERAGE
  DEBT-TO-INCOME RATIOS (%)        LOANS         BALANCE         BALANCE       BALANCE         SCORE        ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                          2      $  1,328,000.00       0.73%     $664,000.00         733           75.52%
10.01 - 15.00                         2         1,395,000.00       0.77       697,500.00         788           63.55
15.01 - 20.00                         9         5,981,540.00       3.29       664,615.56         753           63.56
20.01 - 25.00                        19        15,089,379.35       8.31       794,177.86         743           69.11
25.01 - 30.00                        26        17,492,834.00       9.63       672,801.31         744           68.84
30.01 - 35.00                        39        24,825,969.23      13.67       636,563.31         743           72.17
35.01 - 40.00                        67        44,129,472.81      24.29       658,648.85         739           74.88
40.01 - 45.00                        75        50,396,115.00      27.74       671,948.20         742           68.65
45.01 - 50.00                        22        15,040,644.66       8.28       683,665.67         742           69.20
50.01 - 55.00                         5         3,979,100.00       2.19       795,820.00         778           69.95
55.01 - 60.00                         3         1,985,843.66       1.09       661,947.89         771           78.54
------------------------------------------------------------------------------------------------------------------------
TOTAL:                              269      $181,643,898.71     100.00%     $675,256.13         743           70.73%
========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 4 Mortgage Loans is expected to be approximately 36.42%.

           MONTHS SINCE ORIGINATION OF THE GROUP 4 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL
                                 NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF        WEIGHTED        WEIGHTED
                                  MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL    AVERAGE CREDIT      AVERAGE
   MONTHS SINCE ORIGINATION        LOANS         BALANCE         BALANCE       BALANCE         SCORE        ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

1 - 6                               269      $181,643,898.71     100.00%     $675,256.13         743           70.73%
------------------------------------------------------------------------------------------------------------------------
TOTAL:                              269      $181,643,898.71     100.00%     $675,256.13         743           70.73%
========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Months Since Origination of the Group 4 Mortgage Loans is expected to be approximately 1 month.

                                                                              35

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       AGGREGATE GROUP COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Aggregate Group Mortgage Loans consist of One-Year and Six-Month LIBOR based
ARMs secured by first lien, one-to-four family residential properties. The
Mortgage Loans have a fixed interest rate for the first 6 months or 3, 5, 7, and
10 years, respectively, after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 77.05% of the Aggregate Group Mortgage
Loans require only the payment of interest until the 37th, 61st, 85th, or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year and Six-Month
LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year and Six-Month LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the
London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.625% to 13.250%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective
Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                                               COLLATERAL SUMMARY    RANGE (IF APPLICABLE)
                                                              -------------------   ----------------------

TOTAL OUTSTANDING LOAN BALANCE                                       $418,718,809
TOTAL NUMBER OF LOANS                                                         645
AVERAGE LOAN PRINCIPAL BALANCE                                           $649,176   $124,479 to $3,000,000
WA GROSS COUPON                                                            6.025%         4.625% to 7.375%
WA FICO                                                                       742               627 to 814
WA ORIGINAL TERM                                                       360 months
WA REMAINING TERM                                                      359 months        352 to 360 months
WA OLTV                                                                    72.16%         13.55% to 95.00%
WA DTI                                                                     36.42%          2.98% to 64.30%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                 85 months          5 to 120 months
WA GROSS MARGIN                                                            2.251%         2.250% to 2.750%
WA RATE CEILING                                                           11.113%        9.625% to 13.250%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5       CA           49.98%
   STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE    FL            9.22%
                                                              IL            5.19%
                                                              VA            4.48%
                                                              AZ            2.93%
PERCENTAGE OF "ALTERNATIVE" UNDERWRITING GUIDELINE MORTGAGE                24.06%
   LOANS
PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                        1.36%
PERCENTAGE OF BUYDOWN LOANS                                                 0.00%

                                                                              36

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                          $400,922,000 (approximate)
--------------------------------------------------------------------------------

   OCCUPANCY OF MORTGAGED PROPERTIES OF THE AGGREGATE GROUP MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE
                                               STATISTICAL     STATISTICAL                         WEIGHTED
                                 NUMBER OF       CUT-OFF         CUT-OFF     AVERAGE STATISTICAL    AVERAGE     WEIGHTED
                                  MORTGAGE      PRINCIPAL       PRINCIPAL     CUT-OFF PRINCIPAL     CREDIT       AVERAGE
           OCCUPANCY               LOANS         BALANCE         BALANCE           BALANCE           SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Primary Residence                   571      $365,340,198.82      87.25%         $639,825.22          740        72.17%
Second Home                          58        43,289,902.61      10.34           746,377.63          763        72.94
Investor Property                    16        10,088,707.07       2.41           630,544.19          719        68.67
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              645      $418,718,808.50     100.00%         $649,176.45          742        72.16%
==========================================================================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

              PROPERTY TYPES OF THE AGGREGATE GROUP MORTGAGE LOANS

--------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE       AVERAGE
                                               STATISTICAL     STATISTICAL    STATISTICAL    WEIGHTED
                                 NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF       AVERAGE     WEIGHTED
                                  MORTGAGE      PRINCIPAL       PRINCIPAL      PRINCIPAL      CREDIT      AVERAGE
         PROPERTY TYPE             LOANS         BALANCE         BALANCE        BALANCE        SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------

Single Family Residence             377      $246,131,451.75      58.78%     $  652,868.57      741        70.38%
PUD                                 166       108,725,703.67      25.97         654,974.12      741        74.01
Condominium                          82        49,892,888.67      11.92         608,449.86      754        75.71
2-Family                              8         5,336,323.07       1.27         667,040.38      747        73.86
Townhouse                             8         4,842,680.91       1.16         605,335.11      739        76.36
3-Family                              2         2,194,153.07       0.52       1,097,076.54      717        80.00
4-Family                              2         1,595,607.36       0.38         797,803.68      709        80.00
--------------------------------------------------------------------------------------------------------------------
TOTAL:                              645      $418,718,808.50     100.00%     $  649,176.45      742        72.16%
====================================================================================================================

           MORTGAGE LOAN PURPOSE OF THE AGGREGATE GROUP MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL   WEIGHTED
                                 NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF      AVERAGE     WEIGHTED
                                  MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL     CREDIT       AVERAGE
            PURPOSE                LOANS         BALANCE         BALANCE       BALANCE       SCORE    ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------

Purchase                            366      $232,499,753.68      55.53%     $635,245.23      749        76.34%
Refinance-Rate/Term                 132        96,917,672.59      23.15       734,224.79      734        67.14
Refinance-Cashout                   147        89,301,382.23      21.33       607,492.40      732        66.73
------------------------------------------------------------------------------------------------------------------
TOTAL:                              645      $418,718,808.50     100.00%     $649,176.45      742        72.16%
==================================================================================================================

                                                                              37

BANC OF AMERICA SECURITIES LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is provided for your information by Banc of
America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                          $415,787,000 (approximate)
--------------------------------------------------------------------------------

   GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE AGGREGATE GROUP
                               MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE       AVERAGE
                                               STATISTICAL     STATISTICAL    STATISTICAL    WEIGHTED
                                 NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF       AVERAGE     WEIGHTED
                                  MORTGAGE      PRINCIPAL       PRINCIPAL      PRINCIPAL      CREDIT      AVERAGE
        GEOGRAPHIC AREA            LOANS         BALANCE         BALANCE        BALANCE        SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------

Alabama                               1      $  1,280,000.00       0.31%     $1,280,000.00      775        80.00%
Arizona                              15        12,288,601.09       2.93         819,240.07      748        68.47
Arkansas                              1           502,240.00       0.12         502,240.00      778        80.00
California                          333       209,280,975.28      49.98         628,471.40      741        71.53
Colorado                              8         6,363,700.00       1.52         795,462.50      748        71.25
Connecticut                           4         2,865,000.00       0.68         716,250.00      771        72.11
District of Columbia                  5         3,070,200.00       0.73         614,040.00      759        75.74
Florida                              57        38,590,813.80       9.22         677,031.82      751        71.16
Georgia                              12         6,040,997.58       1.44         503,416.47      735        75.61
Hawaii                                7         8,631,921.16       2.06       1,233,131.59      771        71.30
Illinois                             29        21,737,191.62       5.19         749,558.33      723        70.59
Kansas                                1           480,000.00       0.11         480,000.00      711        58.18
Louisiana                             3         1,631,032.00       0.39         543,677.33      723        82.37
Maine                                 1           450,000.00       0.11         450,000.00      661        56.75
Maryland                             20        11,660,719.76       2.78         583,035.99      741        72.66
Massachusetts                        13         8,890,633.55       2.12         683,894.89      729        70.69
Michigan                              6         6,056,751.10       1.45       1,009,458.52      725        74.70
Minnesota                             2         1,068,000.00       0.26         534,000.00      746        79.70
Missouri                              1           454,536.10       0.11         454,536.10      736        45.50
Nevada                               10         5,396,618.85       1.29         539,661.89      711        76.47
New Jersey                           11         9,175,900.00       2.19         834,172.73      744        72.68
New Mexico                            5         3,401,713.05       0.81         680,342.61      760        73.46
New York                              7         5,513,700.00       1.32         787,671.43      763        75.28
North Carolina                       11         7,149,142.36       1.71         649,922.03      747        74.14
Oklahoma                              1           824,379.00       0.20         824,379.00      737        67.30
Oregon                                4         2,353,900.00       0.56         588,475.00      764        74.47
Pennsylvania                          1           628,000.00       0.15         628,000.00      794        80.00
Rhode Island                          1           525,000.00       0.13         525,000.00      785        73.53
South Carolina                       12         7,017,312.98       1.68         584,776.08      737        75.53
Tennessee                             1           439,920.00       0.11         439,920.00      739        80.00
Texas                                14         8,231,152.63       1.97         587,939.47      759        76.34
Utah                                  2           941,400.00       0.22         470,700.00      718        77.45
Vermont                               1           590,000.00       0.14         590,000.00      756        66.29
Virginia                             35        18,763,622.59       4.48         536,103.50      735        75.70
Washington                            9         5,943,684.00       1.42         660,409.33      742        73.33
Wisconsin                             1           480,050.00       0.11         480,050.00      775        78.70
--------------------------------------------------------------------------------------------------------------------
TOTAL:                              645      $418,718,808.50     100.00%     $  649,176.45      742        72.16%
====================================================================================================================

(1)  As of the Cut-off Date, no more than approximately 1.09% of the Aggregate
     Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              38

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                          $415,787,000 (approximate)
--------------------------------------------------------------------------------

         CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE AGGREGATE GROUP
                               MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                 AGGREGATE      AGGREGATE       AVERAGE
                                               STATISTICAL     STATISTICAL    STATISTICAL    WEIGHTED
                                 NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF       AVERAGE     WEIGHTED
     CURRENT MORTGAGE LOAN        MORTGAGE      PRINCIPAL       PRINCIPAL      PRINCIPAL      CREDIT       AVERAGE
    PRINCIPAL BALANCES ($)         LOANS         BALANCE         BALANCE        BALANCE        SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------

100,000.01 - 150,000.00               1      $    124,479.15       0.03%     $  124,479.15      732        72.64%
400,000.01 - 450,000.00              68        29,680,977.52       7.09         436,484.96      737        72.42
450,000.01 - 500,000.00             132        63,221,555.99      15.10         478,951.18      740        72.83
500,000.01 - 550,000.00              96        50,319,813.08      12.02         524,164.72      740        74.87
550,000.01 - 600,000.00              82        47,361,129.47      11.31         577,574.75      742        75.14
600,000.01 - 650,000.00              64        40,385,355.71       9.64         631,021.18      739        72.78
650,000.01 - 700,000.00              39        26,370,187.62       6.30         676,158.66      733        73.33
700,000.01 - 750,000.00              30        21,923,159.76       5.24         730,771.99      747        72.43
750,000.01 - 800,000.00              25        19,652,897.09       4.69         786,115.88      746        72.91
800,000.01 - 850,000.00              19        15,750,613.25       3.76         828,979.64      744        73.63
850,000.01 - 900,000.00              12        10,603,393.33       2.53         883,616.11      757        72.78
900,000.01 - 950,000.00              12        11,185,809.13       2.67         932,150.76      751        69.63
950,000.01 - 1,000,000.00            27        26,806,347.70       6.40         992,827.69      740        67.69
1,000,000.01 - 1,500,000.00          29        35,413,920.07       8.46       1,221,169.66      752        64.98
1,500,000.01 - 2,000,000.00           3         5,342,068.06       1.28       1,780,689.35      752        68.72
2,000,000.01 - 2,500,000.00           4         8,713,101.57       2.08       2,178,275.39      750        65.74
2,500,000.01 - 3,000,000.00           2         5,864,000.00       1.40       2,932,000.00      740        79.57
--------------------------------------------------------------------------------------------------------------------
TOTAL:                              645      $418,718,808.50     100.00%     $  649,176.45      742        72.16%
====================================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Aggregate Group Mortgage Loans is expected to be approximately $649,176.

                                                                              39

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

     ORIGINAL LOAN-TO-VALUE RATIOS OF THE AGGREGATE GROUP MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL
           ORIGINAL              NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF                          WEIGHTED
     LOAN-TO-VALUE RATIOS         MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
              (%)                  LOANS         BALANCE         BALANCE       BALANCE       CREDIT SCORE     ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                         1      $    420,000.00       0.10%     $420,000.00          796            13.55%
25.01 - 30.00                         1           650,000.00       0.16       650,000.00          716            26.00
30.01 - 35.00                         5         3,549,601.54       0.85       709,920.31          763            32.00
35.01 - 40.00                         2         1,238,000.00       0.30       619,000.00          733            39.93
40.01 - 45.00                         8         5,800,827.81       1.39       725,103.48          736            42.74
45.01 - 50.00                        16        11,953,130.71       2.85       747,070.67          754            48.41
50.01 - 55.00                        11         8,006,605.00       1.91       727,873.18          733            52.78
55.01 - 60.00                        34        23,897,268.59       5.71       702,860.84          727            57.56
60.01 - 65.00                        43        28,292,418.79       6.76       657,963.23          748            62.92
65.01 - 70.00                        81        60,298,568.61      14.40       744,426.77          739            68.19
70.01 - 75.00                        92        63,095,105.68      15.07       685,816.37          745            73.31
75.01 - 80.00                       339       204,954,868.61      48.95       604,586.63          743            79.57
80.01 - 85.00                         2         1,029,761.00       0.25       514,880.50          658            82.56
85.01 - 90.00                         9         4,991,678.47       1.19       554,630.94          747            88.89
90.01 - 95.00                         1           540,973.69       0.13       540,973.69          692            95.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              645      $418,718,808.50     100.00%     $649,176.45          742            72.16%
==========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Aggregate Group Mortgage Loans is expected to be approximately 72.16%.

                                                                              40

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

    CURRENT MORTGAGE INTEREST RATES OF THE AGGREGATE GROUP MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL
                                 NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF                          WEIGHTED
       CURRENT MORTGAGE           MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
      INTEREST RATES (%)           LOANS         BALANCE         BALANCE       BALANCE       CREDIT SCORE     ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

4.501 - 4.750                         1      $    449,216.00       0.11%     $449,216.00          704            80.00%
4.751 - 5.000                        16         9,997,908.28       2.39       624,869.27          756            74.66
5.001 - 5.250                        20        10,741,909.32       2.57       537,095.47          749            74.70
5.251 - 5.500                        60        34,394,904.55       8.21       573,248.41          742            75.16
5.501 - 5.750                        88        53,724,789.82      12.83       610,508.98          754            72.49
5.751 - 6.000                       172       108,669,489.63      25.95       631,799.36          742            72.52
6.001 - 6.250                       163       108,261,842.20      25.86       664,183.08          744            72.26
6.251 - 6.500                        85        63,567,024.00      15.18       747,847.34          735            69.01
6.501 - 6.750                        23        14,496,961.97       3.46       630,302.69          731            70.51
6.751 - 7.000                         9         7,377,524.86       1.76       819,724.98          727            68.88
7.001 - 7.250                         6         5,871,630.51       1.40       978,605.09          700            74.97
7.251 - 7.500                         2         1,165,607.36       0.28       582,803.68          738            77.20
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              645      $418,718,808.50     100.00%     $649,176.45          742            72.16%
==========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Aggregate Group Mortgage Loans is expected to be approximately
     6.025% per annum.

             GROSS MARGINS OF THE AGGREGATE GROUP MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL
                                 NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF                          WEIGHTED
                                  MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
       GROSS MARGIN (%)            LOANS         BALANCE         BALANCE       BALANCE       CREDIT SCORE     ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

2.250                               644      $418,278,035.32      99.89%     $649,500.05          742            72.16%
2.750                                 1           440,773.18       0.11       440,773.18          649            70.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              645      $418,718,808.50     100.00%     $649,176.45          742            72.16%
==========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Aggregate
     Group Mortgage Loans is expected to be approximately 2.251% per annum.

                                                                              41

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

             RATE CEILINGS OF THE AGGREGATE GROUP MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                AGGREGATE       AGGREGATE      AVERAGE
                                               STATISTICAL     STATISTICAL   STATISTICAL
                                 NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF                          WEIGHTED
                                  MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
       RATE CEILINGS (%)           LOANS         BALANCE         BALANCE       BALANCE       CREDIT SCORE     ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

9.501 - 9.750                         1      $    449,216.00       0.11%     $449,216.00          704            80.00%
9.751 - 10.000                       16         9,997,908.28       2.39       624,869.27          756             74.66
10.001 - 10.250                      17         9,129,073.32       2.18       537,004.31          755             74.57
10.251 - 10.500                      61        34,741,240.55       8.30       569,528.53          740             75.28
10.501 - 10.750                      80        49,440,083.82      11.81       618,001.05          755             72.66
10.751 - 11.000                     160       101,365,569.56      24.21       633,534.81          740             72.44
11.001 - 11.250                     155       103,200,877.99      24.65       665,812.12          744             71.77
11.251 - 11.500                      74        51,744,561.27      12.36       699,250.83          735             68.57
11.501 - 11.750                      26        15,942,144.79       3.81       613,159.42          734             69.25
11.751 - 12.000                      19        12,805,096.93       3.06       673,952.47          744             70.15
12.001 - 12.250                      13        10,619,379.59       2.54       816,875.35          720             77.61
12.251 - 12.500                      15        14,091,535.22       3.37       939,435.68          739             72.12
12.501 - 12.750                       5         2,839,523.18       0.68       567,904.64          726             77.57
12.751 - 13.000                       2         1,876,348.00       0.45       938,174.00          777             78.89
13.001 - 13.250                       1           476,250.00       0.11       476,250.00          773             75.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              645      $418,718,808.50     100.00%     $649,176.45          742            72.16%
==========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Aggregate
     Group Mortgage Loans is expected to be approximately 11.113% per annum.

                                                                              42

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

      FIRST RATE ADJUSTMENT DATE OF THE AGGREGATE GROUP MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                 AGGREGATE      AGGREGATE        AVERAGE
                                                STATISTICAL    STATISTICAL     STATISTICAL
                                 NUMBER OF        CUT-OFF        CUT-OFF         CUT-OFF        WEIGHTED        WEIGHTED
    FIRST RATE                    MORTGAGE       PRINCIPAL      PRINCIPAL       PRINCIPAL    AVERAGE CREDIT      AVERAGE
  ADJUSTMENT DATE                  LOANS          BALANCE        BALANCE         BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

August 1, 2006                        1      $    440,773.18        0.11%    $  440,773.18         649            70.00%
February 1, 2009                     29        19,065,091.88        4.55        657,416.96         753            73.47
March 1, 2009                        20        16,199,844.00        3.87        809,992.20         747            74.54
July 1, 2010                          3         1,342,360.66        0.32        447,453.55         772            68.74
August 1, 2010                        1           450,638.70        0.11        450,638.70         747            51.62
January 1, 2011                       5         4,587,226.13        1.10        917,445.23         723            74.33
February 1, 2011                    123        79,038,493.16       18.88        642,589.38         737            70.48
March 1, 2011                       151        88,431,930.00       21.12        585,641.92         745            74.95
October 1, 2012                       1           477,528.98        0.11        477,528.98         713            69.87
January 1, 2013                       1           886,500.00        0.21        886,500.00         785            90.00
February 1, 2013                     17        11,270,403.10        2.69        662,964.89         743            73.91
March 1, 2013                        24        14,884,120.00        3.55        620,171.67         732            75.78
November 1, 2015                      1           439,920.00        0.11        439,920.00         739            80.00
January 1, 2016                       1         1,034,500.00        0.25      1,034,500.00         717            57.50
February 1, 2016                    102        70,973,142.31       16.95        695,815.12         744            71.31
March 1, 2016                       165       109,196,336.40       26.08        661,795.98         743            70.44
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              645      $418,718,808.50      100.00%    $  649,176.45         742            72.16%
==========================================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Aggregate Group Mortgage Loans is expected to be approximately 85 months.

                                                                              43

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

            REMAINING TERMS OF THE AGGREGATE GROUP MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                 AGGREGATE      AGGREGATE      AVERAGE
                                                STATISTICAL    STATISTICAL   STATISTICAL
                                 NUMBER OF        CUT-OFF        CUT-OFF       CUT-OFF        WEIGHTED        WEIGHTED
         REMAINING TERM          MORTGAGE       PRINCIPAL       PRINCIPAL     PRINCIPAL    AVERAGE CREDIT      AVERAGE
           (MONTHS)                LOANS          BALANCE        BALANCE       BALANCE         SCORE        ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

341 - 360                           645      $418,718,808.50     100.00%     $649,176.45       742             72.16%
------------------------------------------------------------------------------------------------------------------------
TOTAL:                              645      $418,718,808.50     100.00%     $649,176.45       742             72.16%
========================================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Aggregate Group Mortgage Loans is expected to be approximately 359 months.

     CREDIT SCORING OF MORTGAGORS OF THE AGGREGATE GROUP MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                 AGGREGATE      AGGREGATE      AVERAGE
                                                STATISTICAL    STATISTICAL   STATISTICAL
                                 NUMBER OF        CUT-OFF        CUT-OFF       CUT-OFF        WEIGHTED        WEIGHTED
                                 MORTGAGE       PRINCIPAL      PRINCIPAL     PRINCIPAL     AVERAGE CREDIT      AVERAGE
        CREDIT SCORES              LOANS          BALANCE        BALANCE       BALANCE         SCORE        ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

801 - 850                            33      $ 22,236,889.06       5.31%     $673,845.12         806           66.62%
751 - 800                           250       166,623,278.83      39.79       666,493.12         776           73.01
701 - 750                           258       163,933,967.31      39.15       635,402.97         725           72.05
651 - 700                            93        59,793,450.08      14.28       642,940.32         683           72.64
601 - 650                            11         6,131,223.22       1.46       557,383.93         639           67.34
------------------------------------------------------------------------------------------------------------------------
TOTAL:                              645      $418,718,808.50     100.00%     $649,176.45         742           72.16%
========================================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              44

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-C
                                           $415,787,000 (approximate)
--------------------------------------------------------------------------------

               ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE
                       AGGREGATE GROUP MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                 AGGREGATE      AGGREGATE       AVERAGE
                                                STATISTICAL    STATISTICAL    STATISTICAL
           ORIGINAL              NUMBER OF        CUT-OFF        CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
        DEBT-TO-INCOME            MORTGAGE       PRINCIPAL      PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
           RATIOS (%)              LOANS          BALANCE        BALANCE        BALANCE         SCORE         ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

1.01 - 5.00                           1      $    600,000.00       0.14%     $  600,000.00         775            60.00%
5.01 - 10.00                          3         3,588,000.00       0.86       1,196,000.00         756            68.62
10.01 - 15.00                        16        10,017,036.80       2.39         626,064.80         752            66.54
15.01 - 20.00                        22        12,844,677.35       3.07         583,848.97         745            66.92
20.01 - 25.00                        46        30,098,531.73       7.19         654,315.91         746            71.51
25.01 - 30.00                        60        39,880,166.37       9.52         664,669.44         752            71.13
30.01 - 35.00                       101        64,334,889.15      15.36         636,979.10         737            72.68
35.01 - 40.00                       142        93,226,248.34      22.26         656,522.88         739            73.88
40.01 - 45.00                       161       103,617,189.86      24.75         643,585.03         744            71.57
45.01 - 50.00                        55        34,625,145.47       8.27         629,548.10         735            72.64
50.01 - 55.00                        20        15,332,505.14       3.66         766,625.26         737            72.46
55.01 - 60.00                        15         8,552,237.70       2.04         570,149.18         750            77.44
60.01 - 65.00                         2         1,564,616.63       0.37         782,308.32         767            80.00
Not Scored                            1           437,563.96       0.10         437,563.96         704            56.15
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              645      $418,718,808.50     100.00%     $  649,176.45         742            72.16%
==========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Aggregate Group Mortgage Loans is expected to be approximately
     36.42%.

       MONTHS SINCE ORIGINATION OF THE AGGREGATE GROUP MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                 AGGREGATE      AGGREGATE       AVERAGE
                                                STATISTICAL    STATISTICAL    STATISTICAL
                                 NUMBER OF        CUT-OFF        CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
          MONTHS SINCE            MORTGAGE       PRINCIPAL      PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
           ORIGINATION             LOANS          BALANCE        BALANCE        BALANCE          SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

0                                     1      $    560,000.00       0.13%      $560,000.00          764           80.00%
1 - 6                               637       414,916,008.01      99.09        651,359.51          742           72.15
7 - 12                                5         2,234,574.36       0.53        446,914.87          763           66.76
13 - 18                               2         1,008,226.13       0.24        504,113.07          695           83.95
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              645      $418,718,808.50     100.00%      $649,176.45          742           72.16%
==========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Months Since Origination of the Aggregate Group Mortgage Loans is expected to be approximately 2 months.

                                                                              45

BANC OF AMERICA SECURITIES LLC

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------